UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC	225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

SEMI-ANNUAL REPORT

December 31, 2022

(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Hussman Strategic International Fund	4
Letter to Shareholders	5
Portfolio Information	19
Schedules of Investments
Hussman Strategic Growth Fund	22
Hussman Strategic Allocation Fund	35
Hussman Strategic Total Return Fund	48
Hussman Strategic International Fund	52
Statements of Assets and Liabilities	61
Statements of Operations	63
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	65
Hussman Strategic Allocation Fund	66
Hussman Strategic Total Return Fund	67
Hussman Strategic International Fund	68
Financial Highlights
Hussman Strategic Growth Fund	69
Hussman Strategic Allocation Fund	70
Hussman Strategic Total Return Fund	71
Hussman Strategic International Fund	72
Notes to Financial Statements	73
About Your Funds’ Expenses	97
Other Information	99
Privacy Notice	100

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500® Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	17.32%	10.26%	3.42%	-3.29%	1.13%
S&P 500® Index	-18.11%	7.66%	9.42%	12.56%	6.41%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500® Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500® Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution. Performance data presented using log scale. Each segment on the vertical axis represents an equivalent percentage change.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund versus the Bloomberg U.S. EQ:FI 60:40 Index*(a) (Unaudited) and Benchmark Fixed Allocation Composite(a) (Unaudited)

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	4.42%	7.58%	6.56%
Bloomberg U.S. EQ:FI 60:40 Index	-16.86%	3.73%	5.58%
Benchmark Fixed Allocation Composite	-14.04%	4.67%	6.42%

*

Effective February 28, 2023, the Fund changed its primary benchmark to the Bloomberg U.S. EQ:FI 60:40 Index, a broad-based securities market index. The Fund will also continue to compare its performance to Benchmark Fixed Allocation Composite as a secondary benchmark.

(a)

The Bloomberg U.S. EQ:FI 60:40 Index is designed to measure cross-asset market performance in the U.S. The index rebalances monthly to 60% equities and 40% fixed income. The equity and fixed income allocation is represented by Bloomberg U.S. Large Cap Index and U.S. Aggregate Bond Index. Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500® Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index. The S&P 500 Index is an index of the 500 largest U.S. large capitalization stocks. The Bloomberg U.S. Treasury Unhedged Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The Bloomberg U.S. Treasury Bills Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the U.S. government.

(b)	The Fund commenced operations on August 27, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the six months ended December 31, 2022 would have been 2.12%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	- 6.23%	1.89%	3.64%	2.10%	4.31%
Bloomberg U.S. Aggregate Bond Index	-13.01%	-2.71%	0.02%	1.06%	3.18%

(a)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the six months ended December 31, 2022 would have been 0.78%.

3

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	-2.94%	-2.47%	-1.89%	-1.46%	-1.19%
MSCI EAFE Index	-14.45%	0.87%	1.54%	4.67%	4.41%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2021, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to invest in each of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the six months ended December 31, 2022 would have been 3.82%.

4

The Hussman Funds
Letter to Shareholders (Unaudited)	February 10, 2023

Dear Shareholder,

“By relentlessly depriving investors of risk-free return over the past decade, the Federal Reserve has spawned an all-asset speculative bubble that we estimate will provide investors little but return-free risk over the coming decade. As usual, no forecasts are necessary. Our investment discipline is to align our market outlook with measurable conditions including valuations, market internals, and the observable behavior of interest rates, inflation, and other factors. There is no question that we view stock market valuations as perilously high, and likely to be followed by more than a decade of negative total returns. Yet we constantly gauge the condition of investor psychology – speculative versus risk-averse – based on the uniformity of market internals across thousands of securities. Our investment approach does not require valuations to return to their historical norms, though we constantly hold that possibility in mind. We have broadened the range of conditions in which we expect to adopt a constructive market exposure, with position limits and safety nets that reduce the risk that we believe is inherent in a hypervalued market.”

— Hussman Funds 2021 Semi-Annual Report (02/11/22)

For the year ended December 31, 2022, the Hussman Funds performed as intended. All of the Funds pursue a value-conscious, historically-informed, risk-managed, full-cycle investment discipline. Amid significant market volatility, and continuing potential for extreme market turbulence, all of the Funds outperformed their respective benchmarks.

Strategic Growth Fund maintained a flexible but generally defensive stance toward market risk during the year ended December 31, 2022, and had a total return of 17.32%, compared with a total return of -18.11% for the S&P 500 Index. Strategic Allocation Fund also maintained a generally defensive investment stance during the year, and had a total return of 4.42%, compared with a total return of -16.86% for the Bloomberg U.S. EQ:FI 60:40 Index. Strategic Total Return Fund maintained an unhedged but modest exposure to interest rate volatility during the year, typically ranging between 2-3 years in duration, and had a total return of -6.23%, compared with a total return of -13.01% for the Bloomberg U.S. Aggregate Bond Index. Strategic International Fund maintained a generally defensive exposure to international equity market fluctuations during the year, and had a total return of -2.94% compared with a total return of -14.45% for the MSCI EAFE Index.

For the 3-year period ended December 31, 2022, Strategic Growth Fund had an average annual total return of 10.26%, compared with 7.66% annually for the Fund’s benchmark, the S&P 500 Index. The deepest interim loss for the Fund during

5

The Hussman Funds
Letter to Shareholders (continued)

this period was -13.11%, compared with an interim loss of -33.79% for the S&P 500 Index. Strategic Allocation Fund had a 3-year average annual total return of 7.58%, compared with 3.73% annually for the Fund’s benchmark, the Bloomberg U.S. EQ:FI 60:40 Index. The deepest interim loss for the Fund during this period was -5.11% compared with an interim loss of -21.68% for the benchmark. Strategic Total Return Fund had a 3-year average annual total return of 1.89% compared with a total return of -2.71% for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The deepest interim loss for the Fund during this period was -13.53% compared with an interim loss of -18.41% for the benchmark. Strategic International Fund had a 3-year average annual total return of -2.47%, compared with a 0.87% gain for the Fund’s benchmark, the MSCI EAFE Index. The deepest interim loss for the Fund during this period was -13.20%, compared with an interim loss of -33.90% for the benchmark.

Valuations and long-term returns

While 2022 was a challenging year for the financial markets, it is important to place stock and bond market losses in the context of valuations. Every security is a claim on a future stream of cash flows that investors expect to be delivered over time. For any given set of cash flows, the only way to increase the future expected return is to reduce the current price. For example, at the beginning of 2022, investors had priced 10-year Treasury bonds to provide a yield to maturity (average annual total return) of just 1.51%. By the end of the year, 10-year Treasury bonds were priced to provide average annual returns of 3.87% (as were 9-year Treasuries). To achieve that higher yield to maturity, the price decline required of 10-year Treasury bonds in 2022 was (1.0151^10) / (1.0387^9) – 1 = -17.46%, assuming a zero coupon for simplicity. From this lower starting price, the additional yield-to-maturity amounts to nothing but the expected recovery of that loss. The higher long-term return is the result of a larger advance in the price toward the face value of the bond as it matures, and for coupon bonds, of future cash flows being a larger percentage of the lower starting price.

Put simply, higher expected returns go hand-in-hand with lower starting valuations. Long-term returns are not determined by randomly flipping a coin, but by arithmetic. Respect for the relationship between current price, expected future cash flows, and long-term returns is what distinguishes “investing” from “speculation.” Year-to-year returns can experience a great deal of fluctuation, particularly as investor psychology shifts between speculation and risk-aversion. Yet long-term returns are much more mathematical in nature, because they are linked, and must ultimately be produced, by the delivery of future cash flows. There can be uncertainty around those cash flows due to default risk, or in the case of stocks, economic and business fluctuations. Yet in our analysis, the extent of the uncertainty around long-term economy-wide and index-level

6

The Hussman Funds
Letter to Shareholders (continued)

cash flows is far smaller than investors often seem to imagine. Long-term cash flows are also much less dependent on current-year profit margins than nearly all of Wall Street implicitly assumes when it values stocks based on a single year of “forward operating earnings.”

In the belief that low or zero interest rates left investors “no alternative” but to speculate, regardless of valuations, investors drove stock market valuations to a January 2022 extreme that, on our most reliable measures, stood at 3.6 times the historical norms that we associate with “run of the mill” long-term stock market returns (historically, about 10% annually). Presently, our most reliable valuation measures, based on their correlation with actual subsequent returns in market cycles across history, remain between 2.4 and 2.7 times their respective historical norms. These valuations exceed those observed at the 1929 and 2000 peaks, are matched by valuations observed at market peaks in 2018 and 2020, and are exceeded only by the final speculative advance to the January 2022 extreme. Nothing in our investment discipline requires these valuation measures to revisit their historical norms in the future. Still, it is worth repeating that respect for the relationship between current price, expected future cash flows, and long-term returns is the crucial distinction between “investing” and “speculating.”

As I observed in our 2021 Semi-Annual Report:

“Faced with short-term interest rates near zero, it may be reasonable for investors to expect stock market valuations to stand well-above their historical norms. It is also not impossible for the stock market to ‘grow its way out’ of extreme valuations. The main difficulty with valuations at 3.6 times their historical norms is arithmetic. If these valuation measures were simply to touch those norms 30 years from today, prices would have to grow 4% slower than fundamentals, on average, during that period (1/3.6 ^ 1/30 – 1 = -4.18%). Given that S&P 500 revenues, nonfinancial gross value-added, and nominal GDP have all grown at a rate of only about 4% over the past 10, 20, and 30 years, the same economic growth, coupled with that 4% valuation headwind, would combine to leave the S&P 500 Index unchanged over those 30 years.”

The market losses of 2022 have removed only the most speculative froth from the extreme valuations that the Federal Reserve encouraged through a decade of zero-interest rate monetary policies. In our view, these losses have not meaningfully restored “value,” particularly in the equity markets. Value is not measured by the extent that prices have declined, but by the relationship between prices and properly discounted cash flows. We presently observe little basis on which to expect adequate long-term returns from passive holdings in U.S. equities or Treasury bonds. As of early-February

7

The Hussman Funds
Letter to Shareholders (continued)

2023, we estimate 12-year average annual nominal total returns of just 0.7% annually for a passive portfolio allocated 60% to the S&P 500, 30% to Treasury bonds, and 10% to Treasury bills.

This will change. Valuations and prospective long-term returns can change substantially even over a year or two. For now, however, the phrase “passive investment” seems something of an oxymoron. As I wrote in February 2020, with market valuations and estimated long-term returns close to present levels, “Whatever they’re doing, it’s not ‘investment’.”

Decades ago, the famed value investor Benjamin Graham wrote, “The habit of relating what is paid to what is being offered is an invaluable trait in investment. We are convinced that the average investor cannot deal successfully with price movements by endeavoring to forecast them. Our recommended policy has, however, made provision for changes in the proportion of common stocks to bonds in the portfolio, if the investor chooses to do so, according as the level of stock prices appears less or more attractive by value standards. That sounds like timing; but when you consider it you will see that it is not really timing at all, but rather the purchase and sale of securities by the method of valuation.”

The objective of the Hussman Funds is to provide investors with alternatives that pursue a value-conscious, historically-informed, risk-managed, full-cycle investment discipline. The Federal Reserve’s foray into zero-interest rate policy certainly required us to adapt in ways that increase our attention to speculative pressures and limit our reliance on historical “limits” to speculation. These adaptations have restored the strategic flexibility that we enjoyed across decades of complete market cycles, and their benefit has been increasingly evident in recent years – even amid an overall advance in the S&P 500 since 2019. Still, what quantitative easing and zero interest rate policy emphatically did not change is arithmetic, and specifically, the arithmetic that links current price, expected future cash flows, and long-term investment returns. In our view, the greatest risk in the financial markets is the willingness to ignore that arithmetic. Such willingness has never been permanent.

Portfolio Composition

As of December 31, 2022, Strategic Growth Fund had net assets of $542,397,568, and held 274 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (23.6%), health care (17.0%), consumer discretionary (15.1%), consumer staples (9.2%), materials (8.2%),

8

The Hussman Funds
Letter to Shareholders (continued)

communications (7.7%), industrials (7.6%) and financials (7.0%). The smallest sector holdings as a percent of net assets were energy (4.4%), utilities (0.7%) and real estate (0.2%).

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2022 were valued at $546,086,300. Against these stock positions, the Fund also held 825 option combinations (long put option/short call option) on the S&P 500 Index and 1,250 option combinations on the Russell 2000 Index. Each option combination behaves inversely to the underlying index, and has a notional value of $100 times the index value. On December 31, 2022, the S&P 500 Index closed at 3,839.50, while the Russell 2000 Index closed at 1,761.246. The Fund’s total hedge represented a notional value of $536,914,500, hedging 98.3% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1.5 million during the six months ended December 31, 2022: Dick’s Sporting Goods, The Buckle, Clearfield, Netflix, Super Micro Computer, Etsy, Sprouts Farmers Market and Biogen IDEC. There were no equity holdings with a loss in excess of $1.5 million during this period.

As of December 31, 2022, Strategic Allocation Fund had net assets of $25,162,361 and held 270 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (17.7%), health care (13.0%), consumer discretionary (11.6%), consumer staples (7.0%), materials (5.9%), communications (5.8%), industrials (5.6%) and financials (5.5%). The smallest sector weights were energy (3.1%), utilities (0.6%) and real estate (0.2%). Treasury bills, Treasury notes and money market funds represented 28.8% of the Fund’s net assets.

Strategic Allocation Fund’s holdings of individual stocks as of December 31, 2022 were valued at $19,133,416, representing 76.0% of the Fund’s net assets. Against these stock positions, the Fund also held 27 option combinations (long put option/short call option) on the S&P 500 and 40 option combinations on the Russell 2000 Index. The notional value of this hedge was $17,411,634, hedging 91.0% of the value of equity investments held by the Fund. The Fund’s holdings in long-term Treasury obligations represented 9.6% of the Fund’s net assets.

9

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Allocation Fund, during the six months ended December 31, 2022, the following equity holdings achieved gains in excess of $50,000: Dick’s Sporting Goods, The Buckle, Clearfield, Netflix, Super Micro Computer, Etsy, Atlas Air Worldwide, Sprouts Farmers Market and Biogen IDEC. There were no equity holdings with a loss in excess of $50,000 during this period.

As of December 31, 2022, Strategic Total Return Fund had net assets of $224,880,382. Treasury bills, Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 78.2% of the Fund’s net assets. Sector holdings of equities as a percent of net assets were precious metals shares (12.9%), energy (3.5%), exchange-traded funds (2.9%), utilities (2.0%), and industrials (0.4%).

In Strategic Total Return Fund, during the six months ended December 31, 2022, the following holdings achieved portfolio gains in excess of $200,000: AngloGold Ashanti ADR, Agnico Eagle Mines, and Cheniere Energy Partners. Portfolio losses in excess of $200,000 during this period were recognized in Nabors Industries, Laredo Petroleum, Barrick Gold, NRG Energy and Newmont, as well as several US Treasury securities, despite a typical portfolio duration of only 2-3 years during 2022.

As of December 31, 2022, Strategic International Fund had net assets of $14,051,131 and held 191 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (16.7%), financials (11.7%), communications (10.5%), health care (9.8%), industrials (9.6%), consumer staples (8.1%), technology (7.6%) and materials (7.2%), The smallest sector weights were utilities (3.1%), energy (1.9%) and real estate (1.8%). Investment in shares of money market funds accounted for 7.7% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2022 were valued at $12,361,519. In order to hedge the impact of general market fluctuations, as of December 31, 2022, Strategic International Fund was long 12 put option contracts on the S&P 500 Index and short 75 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $11,934,900, hedging 96.5% of the value of equity investments held by the Fund. Because part the hedge in Strategic International Fund reflected the use of long index put options without a matching short call option position, the Fund had a small positive net exposure to fluctuations in the international equity markets during the year.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2022. The only equity

10

The Hussman Funds
Letter to Shareholders (continued)

holding having a portfolio gain in excess of $35,000 during the six months ended December 31, 2022 was Europris ASA. Equity holdings with portfolio losses in excess of $35,000 during this period were recognized in Wacom Co. and International Distribution Services PLC.

Supplementary performance information for the Funds is available on the Hussman Funds website: www.hussmanfunds.com

Current Outlook

Despite broad-based equity market losses in 2022, the retreat is still nowhere near what we estimate would be needed simply to restore historically run-of-the-mill prospects for long-term equity returns. In our view, the potential loss in the Standard & Poor’s 500 Index remains about -60% from current levels. Still, as I noted in our 2021 Semi-Annual Report, our investment approach emphatically does not require valuations to return to their historical norms. The adaptations we have adopted in recent years restore the strategic flexibility that we enjoyed across decades of complete market cycles, allowing us to embrace even the possibility of sustained market overvaluation without concern, however unlikely we might consider that outcome.

Bonds

In the bond market, the yield on 10-year U.S. Treasury bonds advanced from just 1.51% at the beginning of 2022 to 3.87% by the end of the year, while the yield of 3-month Treasury bills advanced from just 0.06% to 4.38%. Given that Treasury bond yields remain well-below T-bill yields, the potential for further bond market losses depends largely on what yield investors view as acceptable based on inflation, competing yields, and economic activity. Historically, the total return of 10-year Treasury bonds has lagged Treasury bill returns, on average, when the yield on 10-year Treasury bond has been below the average of core CPI inflation, 3-month T-bill yields, and year-over-year nominal GDP growth. As of December 31, 2022, that average stood at 5.80%. In early-February 2023, 10-year Treasury bond yields fell as low as 3.33%, further widening the gap from these benchmarks.

In our view, prevailing bond yields already rely on a significant retreat in inflation, as well as explicit Federal Reserve interest rate cuts, leaving little room for further declines in yield except in the event of fresh economic weakness or credit distress. We currently view this tradeoff between potential return and risk as inadequate to justify significant exposure to long-term bonds.

11

The Hussman Funds
Letter to Shareholders (continued)

Inflation pressures peaked in mid-2022 and eased modestly by the end of the year. Core consumer prices increased by 5.7% during 2022, while the core personal consumption expenditures price index increased by 4.4%. It is possible that inflation may retreat progressively from these levels, but the historical record suggests that inflation shocks tend to decay over a period of years rather than quarters. Indeed, across history, we find that the best predictor of inflation is not unemployment, GDP growth, or even Federal Reserve policy. Rather, inflation has a significant psychological component; the best predictor of inflation is the most recent rate of inflation, with the next best predictor being lagged inflation from the previous year. After that, the best correlates of inflation, although weaker, are negative economic shocks, which exert downward pressure on inflation, as well as tight capacity and supply shocks – particularly amid unsustainable government deficits – which exert upward pressure on inflation.

In recent months, investors appear to have taken rapidly declining inflation and resumed monetary easing for granted, embedding those expectations into bond yields and still-elevated market valuations. Having done so, investors now rely on those outcomes. Any stall in progress on the inflation front, and particularly any upward surprise in core inflation even on the order of 0.2-0.4%, could be disruptive to both bonds and stocks. Meanwhile, the most likely drivers of improving inflation –economic recession and credit strains – would pose their own challenges to the financial markets. In our view, this creates a tightrope: the failure of inflation to resolve quickly would be unfavorable for the financial markets, yet the conditions most likely to produce a quick resolution of inflation would also be unfavorable for the financial markets.

Precious metals

With regard to precious metals and other commodities, inflation does tend to be supportive for these assets. Yet the combination of rising nominal interest rates and gradually easing inflation pressures also means that “real” after-inflation interest rates have been pressed higher. This has been particularly true in the U.S., resulting in upward pressure on the foreign exchange value of the U.S. dollar. Historically, the shares of precious metals companies tend to perform most strongly when real interest rates and the U.S. dollar are falling, particularly when nominal Treasury yields are falling as well.

The Hussman Funds generally held moderate positions in precious metals shares during 2022. In particular, Strategic Total Return Fund generally held between 8-12% of net assets in this sector during 2022, which we view as neither defensive nor

12

The Hussman Funds
Letter to Shareholders (continued)

aggressive in context of the Fund’s objective and history. I expect that more aggressive exposure to precious metals shares will await some combination of lower prices or downward pressures on real and nominal interest rates.

Equities

We continue to view elevated stock market valuations as the most pointed risk faced by most investors. The chart below presents several of our most reliable market valuation measures, each as a multiple to its own historical norm. The lines are nearly indistinguishable, as their shared reliability is reflected in similar behavior over time. A color version of this chart is presented in the online version of this Semi-Annual Report (www.hussmanfunds.com). While the 2022 retreat in U.S. equity markets has removed the most extreme speculative froth from valuations, all of these measures remain near their 2000 speculative peaks.

Several arguments are typically offered in defense of current speculative extremes. One suggestion is that these extremes are driven by very large companies such as Apple, Google, and Microsoft, that deserve their valuations due to high profit margins. The difficulty with this argument is that even when components of the Standard & Poor’s 500 Index are sorted by their price/revenue multiples, the median valuation of every subset has exceeded its 2000 extreme in recent years, from the 10% of components with the lowest multiples to the 10% with the highest multiples. The same is true when S&P 500 components are sorted by market capitalization. Moreover, when

13

The Hussman Funds
Letter to Shareholders (continued)

the components of the S&P 500 are sorted by market capitalization, the median profit margins of the largest stocks comprising 20-40% of S&P 500 market capitalization are no higher, relative to the median S&P 500 component, than has been typical over the past two decades. In short, the rich valuations we observe in the U.S. equity market are not the artifact of a handful of companies, nor have the largest companies become significantly more profitable in recent years, relative to other S&P 500 components.

It is true that the general level of corporate profit margins has been higher, across the board, than in 2000, but three clear macroeconomic drivers account for nearly all of that difference, and none are permanent. First, for several years following the 2008-2009 global financial crisis, profit margins enjoyed a significant boost due to depressed labor costs – a boost that has been gradually reversing since 2014. Second, low interest rates also helped to boost profit margins during the past decade. Economy-wide corporate interest costs closely track Baa corporate bond yields. Given that nonfinancial corporate debt is nearly the same size as nonfinancial corporate revenue, each 100 basis point decline in Baa corporate yields tends to reduce interest costs and boost profit margins by that same 100 basis points. This driver has sharply reversed in recent quarters, as the level of Baa interest rates moved from 3.3% to 5.6% in 2022. Finally, trillions of dollars in deficit spending caused a sharp but temporary boost in the income and savings of other economic sectors, as every deficit of government must be matched by a corresponding surplus in household, corporate, and foreign saving. This is not a theory but an accounting identity. Unless one expects multi-trillion dollar pandemic deficits to become the norm, this recent driver of corporate profits should not be viewed as sustainable.

Put simply, the data do not support the argument that current valuation extremes are somehow justified by a structural change in the composition of S&P 500 components, nor do they support the belief that elevated profit margins reflect a structural change in macroeconomic conditions. To the contrary, the data suggest that elevated profit margins in recent years have been driven by temporary and cyclical factors. Depressed labor costs were the primary driver between 2009-2014, followed by depressed interest costs due to zero interest rate monetary policies later in the decade, and finally amplified by pandemic deficits in recent years. In our view, it is dangerous and almost superstitious to take the bloated profit margins and corporate earnings of recent years at face value, and to value equities on that basis. The failure of profit margins to maintain a permanently high plateau could have very unpleasant consequences in a market where the price/revenue ratio of the S&P 500 is currently near 2.4, compared with a historical norm of less than 1.0.

14

The Hussman Funds
Letter to Shareholders (continued)

Monetary policy and yield-seeking speculation

Investors often make the mistake of dismissing rich valuations if they do not result in immediate losses. That is emphatically not how valuations work. Extreme valuations are not equal to a near-term forecast about market direction. When investors are inclined to speculate, they tend to be indiscriminate about it, so the “uniformity” of market internals across thousands of stocks, industries, sectors, and security-types conveys information about that psychology. I developed our key measure of market internals in 1998, even before the inception of the Hussman Funds, and it has remained an important part of our investment discipline. In previous market cycles across history, there were also measurable “limits” to speculation. These syndromes combined overextended valuations, price behavior, and investor sentiment, and were regularly followed by severe market losses. The most important impact of unprecedented Federal Reserve policy in recent years – zero interest rates and quantitative easing (QE) – was to remove any well-defined “limit” to financial speculation.

The policy of “quantitative easing” involves changing the mix of government liabilities that are held by the public. It “works” largely by starving investors of yield. Specifically, the Federal Reserve (“Fed”) buys interest-bearing Treasury and mortgage securities for its balance sheet, and pays for them by creating different liabilities – bank reserves and currency – which someone in the economy has to hold instead, at every moment in time, until the Fed retires them. For much of the past decade, this money earned zero interest. Most of this base money is held by the public indirectly, as bank balances. The only way for a holder to get rid of this “base money” is to buy something, typically investment securities that might offer the hope of a higher return. Yet buying another security does not destroy the base money. The money just passes to the seller, like a hot potato. By January 2022, the Fed was forcing the public to choke down zero-interest base money in the breathtaking amount of 36% of GDP. The discomfort of investors with that much “zero” encouraged the most profound speculative financial bubble in U.S. history.

We estimate that until the Federal Reserve reduces its balance sheet to less than 16% of nominal GDP (which was the historical peak prior to 2008), holding interest rates above zero will require the Fed to explicitly pay interest to banks and financial institutions on reserves and “reverse repos.” The Fed is presently doing just that, paying interest in the amount of 4.65% annually. The effect is to convert zero-interest base money to the “synthetic” equivalent of interest-bearing Treasury bills. This reduces the incentive of holders to get rid of the base money through spending or yield-seeking speculation, and eases the pressure on both inflation and security valuations.

15

The Hussman Funds
Letter to Shareholders (continued)

It is important to observe that easy monetary policy does not, in itself, ensure speculation or support financial markets. Recall, for example, that the Federal Reserve eased aggressively through the entire 2000-2002 and 2007-2009 market collapses. When investors become risk-averse, safe low-interest liquidity is treated as a desirable asset rather than an inferior one; creating more of it does not provoke speculation. It was easy money, combined with speculative investor psychology, that produced the recent financial bubble. We remain aware of the potential for fresh speculation and reckless Fed policy, and constantly monitor the uniformity of market internals for that reason, but we no longer assume that speculation or Fed recklessness have any reliable “limit.”

Value-conscious, historically-informed, risk-managed, full-cycle

The core elements of our discipline – value-conscious, historically-informed, risk-managed, full-cycle – drive both our security selection and our exposure to market risk. Our aim is to implement that discipline on behalf of our shareholders, as market conditions change over time. In that context, it is notable that from the inception of Strategic Growth Fund on July 24, 2000 through December 31, 2022, the equity investments and cash equivalents of the Fund had a cumulative total return of 748.72% (10.00% annually), versus a cumulative total return of 300.59% (6.38% annually) for the S&P 500. For more than a decade after the Fund’s inception, through October 2010, the hedging approach of the Fund both added to the stock selection returns of the Fund, and reduced downside risk. It is not a coincidence that this changed exactly when the Federal Reserve doubled down on its policy of quantitative easing; expanding the quantity of zero-interest base money beyond any historical range, encouraging relentless yield-seeking speculation, and ultimately driving equity market valuations above their 1929 and 2000 extremes.

While the challenges of deranged Federal Reserve policy ultimately led us to abandon our reliance on historically reliable “limits” to speculation, valuations and market internals remain essential elements of our discipline. We remain convinced that valuations are highly informative about likely long-term market returns, yet nothing in our approach relies on valuations to retreat to their historical norms. We remain convinced that speculation and risk-aversion can be distinguished by the uniformity and divergence of market action across thousands of securities, yet nothing in our approach relies on future restraint on the part of speculators or the Fed. We have broadened our ability to pursue a value-conscious discipline even amid rich valuations, yet nothing in our approach relies on the spectacular valuation extremes of recent years to be sustained – as passive investors now require.

16

The Hussman Funds
Letter to Shareholders (continued)

In short, the adaptations we made in response to reckless monetary policy had one key objective: to restore our strategic flexibility. We have surrendered the “limits” that held us to a defensive outlook, yet we have preserved the elements of our discipline – particularly attention to valuations and market internals – that were essential in navigating previous complete market cycles, and remain so today. All the Hussman Funds are intended to outperform their respective benchmarks over time, with smaller interim losses than passive investment approaches. As we regularly observed in previous market cycles, and have increasingly observed in recent years, I am pleased to report that for the year ended December 31, 2022, our discipline performed “as intended.”

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. There is no assurance that the Hussman Funds will achieve their investment objectives. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. It is possible to lose money when investing in securities. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors (the “Adviser”), which serves as the investment adviser of the Funds. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for

17

The Hussman Funds
Letter to Shareholders (continued)

the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for the opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

18

Hussman Strategic Growth Fund Portfolio Information
December 31, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
December 31, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

19

Hussman Strategic Allocation Fund Portfolio Information (continued)
December 31, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

20

Hussman Strategic International Fund Portfolio Information
December 31, 2022 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

21

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7%	Shares	Value
Communications — 7.7%
Advertising & Marketing — 0.4%
Omnicom Group, Inc. (a)	25,000	$2,039,250

Cable & Satellite — 1.4%
Comcast Corporation - Class A (a)	120,000	4,196,400
Sirius XM Holdings, Inc. (a)	600,000	3,504,000
		7,700,400
Entertainment Content — 0.8%
AMC Networks, Inc. - Class A (a) (b)	80,000	1,253,600
Paramount Global - Class B (a)	90,000	1,519,200
Warner Bros. Discovery, Inc. (a) (b)	137,095	1,299,661
		4,072,461
Internet Media & Services — 2.8%
Alphabet, Inc. - Class C (a) (b)	60,000	5,323,800
CarGurus, Inc. (a) (b)	36,000	504,360
Meta Platforms, Inc. - Class A (a) (b)	30,000	3,610,200
Netflix, Inc. (a) (b)	15,000	4,423,200
Shutterstock, Inc. (a)	30,000	1,581,600
		15,443,160
Publishing & Broadcasting — 1.1%
Entravision Communications Corporation - Class A (a)	25,000	120,000
Gray Television, Inc. (a)	180,000	2,014,200
Nexstar Media Group, Inc. (a)	15,000	2,625,450
TEGNA, Inc. (a)	50,000	1,059,500
		5,819,150
Telecommunications — 1.2%
AT&T, Inc. (a)	30,000	552,300
Lumen Technologies, Inc. (a)	60,000	313,200
Verizon Communications, Inc. (a)	150,000	5,910,000
		6,775,500
Consumer Discretionary — 15.1%
Apparel & Textile Products — 0.4%
Carter’s, Inc. (a)	15,000	1,119,150
Fossil Group, Inc. (a) (b)	28,000	120,680
Movado Group, Inc. (a)	25,000	806,250
		2,046,080

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Consumer Discretionary — 15.1% (continued)
Automotive — 0.6%
BorgWarner, Inc. (a)	30,000	$1,207,500
Ford Motor Company (a)	100,000	1,163,000
Harley-Davidson, Inc. (a)	25,000	1,040,000
		3,410,500
Consumer Services — 0.5%
Franchise Group, Inc. (a)	15,000	357,300
Graham Holdings Company - Class B (a)	2,500	1,510,525
Perdoceo Education Corporation (a) (b)	25,000	347,500
Stride, Inc. (a) (b)	12,000	375,360
		2,590,685
E-Commerce Discretionary — 1.3%
1-800-FLOWERS.COM, Inc. - Class A (a) (b)	75,000	717,000
Amazon.com, Inc. (a) (b)	18,000	1,512,000
Etsy, Inc. (a) (b)	39,000	4,671,420
		6,900,420
Home & Office Products — 0.6%
ACCO Brands Corporation (a)	125,000	698,750
Hamilton Beach Brands Holding Company - Class A (a)	50,000	619,500
Tempur Sealy International, Inc. (a)	60,000	2,059,800
		3,378,050
Home Construction — 0.7%
Century Communities, Inc. (a)	30,000	1,500,300
Forestar Group, Inc. (a) (b)	35,000	539,350
Taylor Morrison Home Corporation (a) (b)	45,000	1,365,750
TRI Pointe Homes, Inc. (a) (b)	30,000	557,700
		3,963,100
Leisure Facilities & Services — 0.9%
Brinker International, Inc. (a) (b)	60,000	1,914,600
Dutch Brothers, Inc. (b)	30,000	845,700
Starbucks Corporation (a)	24,000	2,380,800
		5,141,100
Leisure Products — 1.2%
LCI Industries (a)	6,000	554,700
Mattel, Inc. (a) (b)	90,000	1,605,600
Thor Industries, Inc. (a)	21,000	1,585,290
Winnebago Industries, Inc. (a)	30,000	1,581,000
YETI Holdings, Inc. (a) (b)	30,000	1,239,300
		6,565,890

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Consumer Discretionary — 15.1% (continued)
Retail - Discretionary — 8.6%
American Eagle Outfitters, Inc. (a)	60,000	$837,600
AutoNation, Inc. (a) (b)	10,000	1,073,000
Best Buy Company, Inc. (a)	30,000	2,406,300
Big 5 Sporting Goods Corporation (a)	125,000	1,103,750
Buckle, Inc. (The) (a)	90,000	4,081,500
Chico’s FAS, Inc. (a) (b)	120,000	590,400
Designer Brands, Inc. - Class A (a)	30,000	293,400
Dick’s Sporting Goods, Inc. (a)	25,000	3,007,250
Duluth Holdings, Inc. - Class B (a) (b)	150,000	927,000
Express, Inc. (b)	250,000	255,000
Gap, Inc. (The) (a)	15,000	169,200
Genesco, Inc. (a) (b)	25,000	1,150,500
Hibbett, Inc. (a)	35,000	2,387,700
Home Depot, Inc. (The) (a)	6,000	1,895,160
Kohl’s Corporation (a)	75,000	1,893,750
Lowe’s Companies, Inc. (a)	9,000	1,793,160
lululemon athletica, inc. (a) (b)	3,000	961,140
Macy’s, Inc. (a)	250,000	5,162,500
MarineMax, Inc. (a) (b)	50,000	1,561,000
Nordstrom, Inc.	90,000	1,452,600
Penske Automotive Group, Inc. (a)	5,000	574,650
Sally Beauty Holdings, Inc. (a) (b)	150,000	1,878,000
Ulta Beauty, Inc. (a) (b)	12,000	5,628,840
Urban Outfitters, Inc. (a) (b)	60,000	1,431,000
Williams-Sonoma, Inc. (a)	24,000	2,758,080
Zumiez, Inc. (a) (b)	50,000	1,087,000
		46,359,480
Wholesale - Discretionary — 0.3%
Educational Development Corporation	49,300	155,788
LKQ Corporation (a)	30,000	1,602,300
		1,758,088
Consumer Staples — 9.2%
Beverages — 0.3%
National Beverage Corporation (a) (b)	15,000	697,950
PepsiCo, Inc. (a)	6,000	1,083,960
		1,781,910

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Consumer Staples — 9.2% (continued)
Food — 3.0%
B&G Foods, Inc. (a)	120,000	$1,338,000
Campbell Soup Company (a)	45,000	2,553,750
General Mills, Inc. (a)	30,000	2,515,500
J.M. Smucker Company (The) (a)	6,000	950,760
Kellogg Company (a)	75,000	5,343,000
Kraft Heinz Company (The) (a)	45,000	1,831,950
Phibro Animal Health Corporation - Class A (a)	25,000	335,250
USANA Health Sciences, Inc. (a) (b)	25,000	1,330,000
		16,198,210
Household Products — 1.3%
Clorox Company (The) (a)	5,000	701,650
Colgate-Palmolive Company (a)	30,000	2,363,700
Energizer Holdings, Inc. (a)	60,000	2,013,000
Kimberly-Clark Corporation (a)	15,000	2,036,250
		7,114,600
Retail - Consumer Staples — 3.2%
Albertsons Companies, Inc. - Class A (a)	25,000	518,500
Big Lots, Inc. (a)	45,000	661,500
BJ’s Wholesale Club Holdings, Inc. (a) (b)	10,000	661,600
Ingles Markets, Inc. - Class A (a)	36,000	3,472,560
Kroger Company (The) (a)	90,000	4,012,200
Natural Grocers by Vitamin Cottage, Inc. (a)	90,000	822,600
Sprouts Farmers Market, Inc. (a) (b)	120,000	3,884,400
Walgreens Boots Alliance, Inc. (a)	90,000	3,362,400
		17,395,760
Wholesale - Consumer Staples — 1.4%
Andersons, Inc. (The) (a)	75,000	2,624,250
United Natural Foods, Inc. (a) (b)	120,000	4,645,200
		7,269,450
Energy — 4.4%
Oil & Gas Producers — 3.2%
APA Corporation (a)	75,000	3,501,000
California Resources Corporation (a)	60,000	2,610,600
Callon Petroleum Company (a) (b)	30,000	1,112,700
Cheniere Energy Partners, L.P. (a)	18,000	1,023,660
Civitas Resources, Inc. (a)	24,000	1,390,320
Coterra Energy, Inc. (a)	75,000	1,842,750

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Energy — 4.4% (continued)
Oil & Gas Producers — 3.2% (continued)
Laredo Petroleum, Inc. (a) (b)	45,000	$2,313,900
Ovintiv, Inc. (a)	24,000	1,217,040
Range Resources Corporation (a)	24,000	600,480
SM Energy Company (a)	40,000	1,393,200
		17,005,650

Oil & Gas Services & Equipment — 0.4%
Nabors Industries Ltd. (a) (b)	15,000	2,323,050

Renewable Energy — 0.8%
Canadian Solar, Inc. (a) (b)	120,000	3,708,000
First Solar, Inc. (a) (b)	1,500	224,685
JinkoSolar Holding Company Ltd. - ADR (a) (b)	9,000	367,920
		4,300,605
Financials — 7.0%
Asset Management — 0.8%
Federated Hermes, Inc. (a)	35,000	1,270,850
Invesco Ltd. (a)	150,000	2,698,500
		3,969,350
Banking — 1.4%
Associated Banc-Corp (a)	30,000	692,700
Citizens Financial Group, Inc. (a)	39,850	1,568,895
Customers Bancorp, Inc. (a) (b)	75,000	2,125,500
Hope Bancorp, Inc. (a)	50,000	640,500
Kearny Financial Corporation (a)	75,000	761,250
New York Community Bancorp, Inc. (a)	100,000	860,000
Wells Fargo & Company (a)	25,000	1,032,250
		7,681,095
Institutional Financial Services — 1.0%
Cboe Global Markets, Inc. (a)	15,000	1,882,050
Evercore, Inc. - Class A (a)	25,000	2,727,000
StoneX Group, Inc. (a) (b)	10,000	953,000
		5,562,050
Insurance — 3.0%
Aflac, Inc. (a)	25,000	1,798,500
Allstate Corporation (The) (a)	24,000	3,254,400
Everest Re Group Ltd. (a)	6,000	1,987,620

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Financials — 7.0% (continued)
Insurance — 3.0% (continued)
Lincoln National Corporation (a)	30,000	$921,600
Old Republic International Corporation (a)	125,000	3,018,750
Progressive Corporation (The) (a)	9,000	1,167,390
Prudential Financial, Inc. (a)	5,000	497,300
Unum Group (a)	90,000	3,692,700
		16,338,260
Specialty Finance — 0.8%
American Express Company (a)	30,000	4,432,500

Health Care — 17.0%
Biotech & Pharma — 12.1%
AbbVie, Inc. (a)	30,000	4,848,300
Alkermes plc (a) (b)	15,000	391,950
Amgen, Inc. (a)	15,000	3,939,600
Amneal Pharmaceuticals, Inc. (b)	175,000	348,250
Catalyst Pharmaceuticals, Inc. (a) (b)	60,000	1,116,000
Corcept Therapeutics, Inc. (a) (b)	90,000	1,827,900
CRISPR Therapeutics AG (a) (b)	16,000	650,400
Dynavax Technologies Corporation (b)	75,000	798,000
Editas Medicine, Inc. (a) (b)	30,000	266,100
Eli Lilly & Co. (a)	5,000	1,829,200
Exelixis, Inc. (a) (b)	150,000	2,406,000
Gilead Sciences, Inc. (a)	24,000	2,060,400
Halozyme Therapeutics, Inc. (a) (b)	24,000	1,365,600
Incyte Corporation (a) (b)	45,000	3,614,400
Innoviva, Inc. (a) (b)	275,000	3,643,750
Intra-Cellular Therapies, Inc. (a) (b)	15,000	793,800
Ironwood Pharmaceuticals, Inc. (a) (b)	150,000	1,858,500
Jazz Pharmaceuticals plc (a) (b)	12,000	1,911,720
Johnson & Johnson (a)	15,000	2,649,750
Merck & Company, Inc. (a)	20,000	2,219,000
Neurocrine Biosciences, Inc. (a) (b)	25,000	2,986,000
Pacira BioSciences, Inc. (a) (b)	45,000	1,737,450
Pfizer, Inc. (a)	120,000	6,148,800
Regeneron Pharmaceuticals, Inc. (a) (b)	7,500	5,411,175
Rigel Pharmaceuticals, Inc. (b)	150,000	225,000
Sage Therapeutics, Inc. (a) (b)	25,000	953,500

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Health Care — 17.0% (continued)
Biotech & Pharma — 12.1% (continued)
SIGA Technologies, Inc. (a)	30,000	$220,800
Supernus Pharmaceuticals, Inc. (a) (b)	120,000	4,280,400
Vanda Pharmaceuticals, Inc. (a) (b)	150,000	1,108,500
Vertex Pharmaceuticals, Inc. (a) (b)	12,000	3,465,360
Viatris, Inc. (a)	50,000	556,500
		65,632,105
Health Care Facilities & Services — 3.6%
Cigna Corporation (a)	10,000	3,313,400
CVS Health Corporation (a)	35,000	3,261,650
Fulgent Genetics, Inc. (a) (b)	15,000	446,700
HCA Healthcare, Inc. (a)	7,500	1,799,700
Laboratory Corporation of America Holdings (a)	9,000	2,119,320
Patterson Companies, Inc. (a)	75,000	2,102,250
Quest Diagnostics, Inc. (a)	20,000	3,128,800
Universal Health Services, Inc. - Class B (a)	24,000	3,381,360
		19,553,180
Medical Equipment & Devices — 1.3%
Co-Diagnostics, Inc. (b)	35,000	88,200
Hologic, Inc. (a) (b)	20,000	1,496,200
Illumina, Inc. (a) (b)	7,500	1,516,500
Inogen, Inc. (a) (b)	45,000	886,950
Medtronic plc (a)	9,000	699,480
QuidelOrtho Corporation (a) (b)	6,000	514,020
Waters Corporation (a) (b)	5,000	1,712,900
		6,914,250
Industrials — 7.6%
Commercial Support Services — 0.6%
ASGN, Inc. (a) (b)	6,000	488,880
H&R Block, Inc. (a)	18,000	657,180
Robert Half International, Inc. (a)	24,000	1,771,920
		2,917,980
Diversified Industrials — 0.3%
3M Company (a)	15,000	1,798,800

Electrical Equipment — 1.5%
Advanced Energy Industries, Inc. (a)	45,000	3,860,100
Atkore, Inc. (a) (b)	30,000	3,402,600

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Industrials — 7.6% (continued)
Electrical Equipment — 1.5% (continued)
BWX Technologies, Inc. (a)	15,000	$871,200
WidePoint Corporation (b)	109,000	198,391
		8,332,291
Industrial Intermediate Products — 0.1%
Proto Labs, Inc. (a) (b)	25,000	638,250

Industrial Support Services — 0.2%
WESCO International, Inc. (a) (b)	7,500	939,000

Machinery — 0.3%
Evoqua Water Technologies Corporation (a) (b)	10,000	396,000
Stanley Black & Decker, Inc.	15,000	1,126,800
		1,522,800
Transportation & Logistics — 4.4%
C.H. Robinson Worldwide, Inc. (a)	54,000	4,944,240
Expeditors International of Washington, Inc. (a)	30,000	3,117,600
FedEx Corporation (a)	30,000	5,196,000
Knight-Swift Transportation Holdings, Inc. (a)	75,000	3,930,750
Landstar System, Inc. (a)	12,500	2,036,250
Matson, Inc. (a)	25,000	1,562,750
United Parcel Service, Inc. - Class B (a)	18,000	3,129,120
		23,916,710
Transportation Equipment — 0.2%
Allison Transmission Holdings, Inc. (a)	30,000	1,248,000

Materials — 8.2%
Chemicals — 2.7%
AdvanSix, Inc. (a)	75,000	2,851,500
Intrepid Potash, Inc. (a) (b)	24,000	692,880
Kronos Worldwide, Inc. (a)	60,000	564,000
LyondellBasell Industries N.V. - Class A (a)	45,000	3,736,350
Mosaic Company (The) (a)	75,000	3,290,250
Valvoline, Inc. (a)	15,000	489,750
Westlake Corporation (a)	30,000	3,076,200
		14,700,930
Containers & Packaging — 1.2%
Berry Global Group, Inc. (a)	72,000	4,350,960

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Materials — 8.2% (continued)
Containers & Packaging — 1.2% (continued)
Greif, Inc. - Class A (a)	15,000	$1,005,900
International Paper Company (a)	30,000	1,038,900
		6,395,760
Forestry, Paper & Wood Products — 0.6%
Boise Cascade Company (a)	45,000	3,090,150

Metals & Mining — 3.0%
Agnico Eagle Mines Ltd. (a)	54,000	2,807,460
AngloGold Ashanti Ltd. - ADR (a)	108,000	2,097,360
Barrick Gold Corporation (a)	216,000	3,710,880
Encore Wire Corporation (a)	18,000	2,476,080
Kinross Gold Corporation (a)	144,000	588,960
Newmont Corporation (a)	72,000	3,398,400
Royal Gold, Inc. (a)	10,800	1,217,376
		16,296,516
Steel — 0.7%
Nucor Corporation (a)	24,000	3,163,440
Worthington Industries, Inc. (a)	15,000	745,650
		3,909,090
Real Estate — 0.2%
Real Estate Services — 0.1%
Jones Lang LaSalle, Inc. (a) (b)	2,500	398,425

REITs — 0.1%
Crown Castle, Inc. (a)	6,000	813,840

Technology — 23.6%
Semiconductors — 7.2%
Alpha & Omega Semiconductor Ltd. (a) (b)	75,000	2,142,750
Amkor Technology, Inc. (a)	60,000	1,438,800
Applied Materials, Inc. (a)	30,000	2,921,400
Axcelis Technologies, Inc. (a) (b)	45,000	3,571,200
Broadcom, Inc. (a)	6,000	3,354,780
Cirrus Logic, Inc. (a) (b)	45,000	3,351,600
Intel Corporation (a)	180,000	4,757,400
IPG Photonics Corporation (a) (b)	10,000	946,700
KLA Corporation (a)	10,000	3,770,300

30

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Technology — 23.6% (continued)
Semiconductors — 7.2% (continued)
Kulicke & Soffa Industries, Inc. (a)	36,000	$1,593,360
Micron Technology, Inc. (a)	15,000	749,700
Photronics, Inc. (a) (b)	200,000	3,366,000
QUALCOMM, Inc. (a)	54,000	5,936,760
Skyworks Solutions, Inc. (a)	12,000	1,093,560
		38,994,310
Software — 4.9%
Adobe, Inc. (a) (b)	6,000	2,019,180
Akamai Technologies, Inc. (a) (b)	45,000	3,793,500
Ebix, Inc. (a)	85,000	1,696,600
IonQ, Inc (a) (b)	600,000	2,070,000
Microsoft Corporation (a)	9,000	2,158,380
Qualys, Inc. (a) (b)	25,000	2,805,750
SS&C Technologies Holdings, Inc. (a)	30,000	1,561,800
Tenable Holdings, Inc. (a) (b)	25,000	953,750
VMware, Inc. - Class A (a) (b)	48,000	5,892,480
Ziff Davis, Inc. (a) (b)	30,000	2,373,000
Zoom Video Communications, Inc. - Class A (a) (b)	15,000	1,016,100
		26,340,540
Technology Hardware — 8.9%
Apple, Inc. (a)	6,000	779,580
Arista Networks, Inc. (a) (b)	30,000	3,640,500
Arrow Electronics, Inc. (a) (b)	30,000	3,137,100
Avnet, Inc. (a)	30,000	1,247,400
Ciena Corporation (a) (b)	90,000	4,588,200
Cisco Systems, Inc. (a)	75,000	3,573,000
Clearfield, Inc. (a) (b)	36,000	3,389,040
Corning, Inc. (a)	45,000	1,437,300
Dell Technologies, Inc. - Class C (a)	30,000	1,206,600
F5, Inc. (a) (b)	20,000	2,870,200
HP, Inc. (a)	210,000	5,642,699
Jabil, Inc. (a)	15,000	1,023,000
Juniper Networks, Inc. (a)	170,000	5,433,200
Lumentum Holdings, Inc. (a) (b)	9,000	469,530
NetApp, Inc. (a)	45,000	2,702,700
Pitney Bowes, Inc.	120,000	456,000
Seagate Technology Holdings plc (a)	45,000	2,367,450

31

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Technology — 23.6% (continued)
Technology Hardware — 8.9% (continued)
Super Micro Computer, Inc. (a) (b)	15,000	$1,231,500
Turtle Beach Corporation (a) (b)	125,000	896,250
Ubiquiti, Inc. (a)	7,500	2,051,475
		48,142,724
Technology Services — 2.6%
Block, Inc. - Class A (a) (b)	15,000	942,600
Cognizant Technology Solutions Corporation - Class A (a)	90,000	5,147,100
FactSet Research Systems, Inc. (a)	2,500	1,003,025
Infosys Ltd. - ADR (a)	180,000	3,241,800
Maximus, Inc. (a)	24,000	1,759,920
PayPal Holdings, Inc. (a) (b)	30,000	2,136,600
		14,231,045
Utilities — 0.7%
Electric Utilities — 0.7%
NRG Energy, Inc. (a)	90,000	2,863,800
Vistra Energy Corporation (a)	50,000	1,160,000
		4,023,800

Total Common Stocks (Cost $586,702,611)		$546,086,300

WARRANTS — 0.0%(c)
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$263,200

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.3%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 01/20/2023 at $1,750	1,250	$220,156,250	$4,233,750
S&P 500 Index Option, 02/17/2023 at $3,800	825	316,758,750	8,096,550
Total Put Option Contracts (Cost $16,447,398)		$536,915,000	$12,330,300

Total Investments at Value — 103.0% (Cost $603,150,009)			$558,679,800

32

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

MONEY MARKET FUNDS — 32.1%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 4.22% (d) (Cost $174,328,348)	174,328,348	$174,328,348

Total Investments and Money Market Funds at Value — 135.1% (Cost $777,478,357)		$733,008,148

Written Call Option Contracts — (35.1%)		(190,452,050)

Liabilities in Excess of Other Assets — (0.0%) (c)		(158,530)

Net Assets — 100.0%		$542,397,568

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of December 31, 2022 was $540,136,571.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2022.
See accompanying notes to financial statements.

33

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2022 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	1,250	$220,156,250	$1,200	03/17/2023	$70,947,500
S&P 500 Index Option	825	316,758,750	2,400	03/17/2023	119,504,550
Total Written Call Option Contracts (Premiums received $208,710,316)		$536,915,000			$190,452,050

See accompanying notes to financial statements.

34

Hussman Strategic Allocation Fund Schedule of Investments
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0%	Shares	Value
Communications — 5.8%
Advertising & Marketing — 0.3%
Omnicom Group, Inc. (a)	1,000	$81,570

Cable & Satellite — 1.0%
Comcast Corporation - Class A (a)	4,000	139,880
Sirius XM Holdings, Inc. (a)	20,000	116,800
		256,680
Entertainment Content — 0.6%
AMC Networks, Inc. - Class A (a) (b)	3,200	50,144
Paramount Global - Class B (a)	3,600	60,768
Warner Bros. Discovery, Inc. (a) (b)	5,483	51,979
		162,891
Internet Media & Services — 2.2%
Alphabet, Inc. - Class C (a) (b)	2,000	177,460
CarGurus, Inc. (a) (b)	1,200	16,812
Meta Platforms, Inc. - Class A (a) (b)	1,000	120,340
Netflix, Inc. (a) (b)	600	176,928
Shutterstock, Inc. (a)	1,000	52,720
		544,260
Publishing & Broadcasting — 0.8%
Entravision Communications Corporation - Class A (a)	1,000	4,800
Gray Television, Inc. (a)	6,000	67,140
Nexstar Media Group, Inc. (a)	500	87,515
TEGNA, Inc. (a)	2,000	42,380
		201,835
Telecommunications — 0.9%
AT&T, Inc. (a)	1,000	18,410
Lumen Technologies, Inc. (a)	2,000	10,440
Verizon Communications, Inc. (a)	5,000	197,000
		225,850
Consumer Discretionary — 11.6%
Apparel & Textile Products — 0.3%
Carter’s, Inc. (a)	500	37,305
Fossil Group, Inc. (a) (b)	800	3,448
Movado Group, Inc. (a)	1,000	32,250
		73,003

35

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Consumer Discretionary — 11.6% (continued)
Automotive — 0.5%
BorgWarner, Inc.	1,000	$40,250
Ford Motor Company (a)	4,000	46,520
Harley-Davidson, Inc. (a)	1,000	41,600
		128,370
Consumer Services — 0.4%
Franchise Group, Inc. (a)	500	11,910
Graham Holdings Company - Class B (a)	100	60,421
Perdoceo Education Corporation (a) (b)	1,000	13,900
Stride, Inc. (b)	400	12,512
		98,743
E-Commerce Discretionary — 0.9%
1-800-FLOWERS.COM, Inc. - Class A (a) (b)	3,000	28,680
Amazon.com, Inc. (a) (b)	600	50,400
Etsy, Inc. (a) (b)	1,300	155,714
		234,794
Home & Office Products — 0.5%
ACCO Brands Corporation (a)	5,000	27,950
Hamilton Beach Brands Holding Company - Class A (a)	2,000	24,780
Tempur Sealy International, Inc. (a)	2,400	82,392
		135,122
Home Construction — 0.5%
Century Communities, Inc. (a)	1,000	50,010
Forestar Group, Inc. (a) (b)	1,000	15,410
Taylor Morrison Home Corporation (a) (b)	1,500	45,525
TRI Pointe Homes, Inc. (a) (b)	1,000	18,590
		129,535
Leisure Facilities & Services — 0.7%
Brinker International, Inc. (a) (b)	2,000	63,820
Dutch Brothers, Inc. (b)	1,000	28,190
Starbucks Corporation (a)	800	79,360
		171,370
Leisure Products — 0.9%
LCI Industries	200	18,490
Mattel, Inc. (b)	3,000	53,520
Thor Industries, Inc. (a)	700	52,843
Winnebago Industries, Inc. (a)	1,000	52,700
YETI Holdings, Inc. (a) (b)	1,200	49,572
		227,125

36

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Consumer Discretionary — 11.6% (continued)
Retail - Discretionary — 6.7%
American Eagle Outfitters, Inc.	2,000	$27,920
AutoNation, Inc. (a) (b)	400	42,920
Best Buy Company, Inc. (a)	1,000	80,210
Big 5 Sporting Goods Corporation (a)	5,000	44,150
Buckle, Inc. (The) (a)	3,000	136,050
Chico’s FAS, Inc. (a) (b)	3,000	14,760
Designer Brands, Inc. - Class A	1,000	9,780
Dick’s Sporting Goods, Inc. (a)	1,000	120,290
Duluth Holdings, Inc. - Class B (a) (b)	6,000	37,080
Express, Inc. (b)	10,000	10,200
Gap, Inc. (The) (a)	500	5,640
Genesco, Inc. (a) (b)	1,000	46,020
Hibbett, Inc. (a)	1,400	95,508
Home Depot, Inc. (The) (a)	200	63,172
Kohl’s Corporation (a)	2,500	63,125
Lowe’s Companies, Inc. (a)	300	59,772
lululemon athletica, inc. (b)	100	32,038
Macy’s, Inc. (a)	10,000	206,500
MarineMax, Inc. (a) (b)	2,000	62,440
Nordstrom, Inc.	3,000	48,420
Penske Automotive Group, Inc. (a)	200	22,986
Sally Beauty Holdings, Inc. (a) (b)	6,000	75,120
Ulta Beauty, Inc. (a) (b)	400	187,628
Urban Outfitters, Inc. (a) (b)	2,000	47,700
Williams-Sonoma, Inc. (a)	800	91,936
Zumiez, Inc. (a) (b)	2,000	43,480
		1,674,845
Wholesale - Discretionary — 0.2%
Educational Development Corporation	1,700	5,372
LKQ Corporation (a)	1,000	53,410
		58,782
Consumer Staples — 7.0%
Beverages — 0.3%
National Beverage Corporation (a) (b)	600	27,918
PepsiCo, Inc. (a)	200	36,132
		64,050

37

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Consumer Staples — 7.0% (continued)
Food — 2.2%
B&G Foods, Inc. (a)	4,000	$44,600
Campbell Soup Company (a)	1,500	85,125
General Mills, Inc. (a)	1,000	83,850
J.M. Smucker Company (The) (a)	200	31,692
Kellogg Company (a)	2,500	178,100
Kraft Heinz Company (The) (a)	1,500	61,065
Phibro Animal Health Corporation - Class A (a)	1,000	13,410
USANA Health Sciences, Inc. (a) (b)	1,000	53,200
		551,042
Household Products — 1.0%
Clorox Company (The) (a)	200	28,066
Colgate-Palmolive Company (a)	1,000	78,790
Energizer Holdings, Inc. (a)	2,500	83,875
Kimberly-Clark Corporation (a)	500	67,875
		258,606
Retail - Consumer Staples — 2.5%
Albertsons Companies, Inc. - Class A (a)	1,000	20,740
Big Lots, Inc. (a)	1,500	22,050
BJ’s Wholesale Club Holdings, Inc. (a) (b)	400	26,464
Ingles Markets, Inc. - Class A (a)	1,300	125,398
Kroger Company (The) (a)	3,000	133,740
Natural Grocers by Vitamin Cottage, Inc. (a)	3,000	27,420
Sprouts Farmers Market, Inc. (a) (b)	5,000	161,850
Walgreens Boots Alliance, Inc. (a)	3,000	112,080
		629,742
Wholesale - Consumer Staples — 1.0%
Andersons, Inc. (The) (a)	3,000	104,970
United Natural Foods, Inc. (a) (b)	4,000	154,840
		259,810
Energy — 3.1%
Oil & Gas Producers — 2.3%
APA Corporation (a)	2,500	116,700
California Resources Corporation (a)	2,000	87,020
Callon Petroleum Company (b)	1,000	37,090
Cheniere Energy Partners, L.P.	600	34,122
Civitas Resources, Inc.	800	46,344
Coterra Energy, Inc.	2,500	61,425

38

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Energy — 3.1% (continued)
Oil & Gas Producers — 2.3% (continued)
Laredo Petroleum, Inc. (a) (b)	1,500	$77,130
Ovintiv, Inc. (a)	800	40,568
Range Resources Corporation (a)	800	20,016
SM Energy Company (a)	1,600	55,728
		576,143
Oil & Gas Services & Equipment — 0.2%
Nabors Industries Ltd. (a) (b)	400	61,948

Renewable Energy — 0.6%
Canadian Solar, Inc. (b)	4,000	123,600
First Solar, Inc. (a) (b)	50	7,490
JinkoSolar Holding Company Ltd. - ADR (a) (b)	300	12,264
		143,354
Financials — 5.5%
Asset Management — 0.6%
Federated Hermes, Inc. (a)	1,400	50,834
Invesco Ltd. (a)	5,000	89,950
		140,784
Banking — 1.1%
Associated Banc-Corp (a)	1,000	23,090
Citizens Financial Group, Inc. (a)	1,594	62,756
Customers Bancorp, Inc. (a) (b)	2,500	70,850
Hope Bancorp, Inc. (a)	2,000	25,620
Kearny Financial Corporation (a)	3,000	30,450
New York Community Bancorp, Inc. (a)	4,000	34,400
Wells Fargo & Company (a)	1,000	41,290
		288,456
Institutional Financial Services — 0.9%
Cboe Global Markets, Inc. (a)	600	75,282
Evercore, Inc. - Class A (a)	1,000	109,080
StoneX Group, Inc. (a) (b)	400	38,120
		222,482
Insurance — 2.3%
Aflac, Inc. (a)	1,000	71,940
Allstate Corporation (The) (a)	800	108,480
Everest Re Group Ltd. (a)	200	66,254
Lincoln National Corporation (a)	1,000	30,720

39

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Financials — 5.5% (continued)
Insurance — 2.3% (continued)
Old Republic International Corporation (a)	5,000	$120,750
Progressive Corporation (The) (a)	300	38,913
Prudential Financial, Inc. (a)	200	19,892
Unum Group (a)	3,000	123,090
		580,039
Specialty Finance — 0.6%
American Express Company (a)	1,000	147,750

Health Care — 13.0%
Biotech & Pharma — 9.2%
AbbVie, Inc. (a)	1,000	161,610
Alkermes plc (a) (b)	500	13,065
Amgen, Inc. (a)	500	131,320
Amneal Pharmaceuticals, Inc. (b)	5,000	9,950
Catalyst Pharmaceuticals, Inc. (b)	2,000	37,200
Corcept Therapeutics, Inc. (a) (b)	3,000	60,930
CRISPR Therapeutics AG (a) (b)	600	24,390
Dynavax Technologies Corporation (b)	2,500	26,600
Editas Medicine, Inc. (a) (b)	1,000	8,870
Eli Lilly & Co. (a)	200	73,168
Exelixis, Inc. (a) (b)	5,000	80,200
Gilead Sciences, Inc. (a)	800	68,680
Halozyme Therapeutics, Inc. (a) (b)	800	45,520
Incyte Corporation (a) (b)	1,500	120,480
Innoviva, Inc. (a) (b)	10,000	132,500
Intra-Cellular Therapies, Inc. (b)	500	26,460
Ironwood Pharmaceuticals, Inc. (a) (b)	6,000	74,340
Jazz Pharmaceuticals plc (a) (b)	400	63,724
Johnson & Johnson (a)	500	88,325
Merck & Company, Inc. (a)	800	88,760
Neurocrine Biosciences, Inc. (a) (b)	1,000	119,440
Pacira BioSciences, Inc. (a) (b)	1,800	69,498
Pfizer, Inc. (a)	4,000	204,960
Regeneron Pharmaceuticals, Inc. (a) (b)	300	216,447
Rigel Pharmaceuticals, Inc. (b)	6,000	9,000
Sage Therapeutics, Inc. (a) (b)	1,000	38,140
SIGA Technologies, Inc. (a)	1,000	7,360

40

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Health Care — 13.0% (continued)
Biotech & Pharma — 9.2% (continued)
Supernus Pharmaceuticals, Inc. (a) (b)	4,000	$142,680
Vanda Pharmaceuticals, Inc. (a) (b)	6,000	44,340
Vertex Pharmaceuticals, Inc. (a) (b)	400	115,512
Viatris, Inc. (a)	2,000	22,260
		2,325,729
Health Care Facilities & Services — 2.8%
Cigna Corporation (a)	400	132,536
CVS Health Corporation (a)	1,400	130,466
Fulgent Genetics, Inc. (a) (b)	500	14,890
HCA Healthcare, Inc. (a)	300	71,988
Laboratory Corporation of America Holdings (a)	300	70,644
Patterson Companies, Inc. (a)	2,500	70,075
Quest Diagnostics, Inc. (a)	600	93,864
Universal Health Services, Inc. - Class B (a)	800	112,712
		697,175
Medical Equipment & Devices — 1.0%
Co-Diagnostics, Inc. (b)	1,000	2,520
Hologic, Inc. (a) (b)	800	59,848
Illumina, Inc. (a) (b)	300	60,660
Inogen, Inc. (a) (b)	1,500	29,565
Medtronic Plc (a)	300	23,316
QuidelOrtho Corporation (a) (b)	200	17,134
Waters Corporation (a) (b)	200	68,516
		261,559
Industrials — 5.6%
Commercial Support Services — 0.4%
ASGN, Inc. (b)	200	16,296
H&R Block, Inc. (a)	600	21,906
Robert Half International, Inc. (a)	800	59,064
		97,266
Diversified Industrials — 0.2%
3M Company (a)	500	59,960

Electrical Equipment — 1.1%
Advanced Energy Industries, Inc. (a)	1,500	128,670
Atkore, Inc. (a) (b)	1,000	113,420
BWX Technologies, Inc.	500	29,040

41

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Industrials — 5.6% (continued)
Electrical Equipment — 1.1% (continued)
WidePoint Corporation (b)	800	$1,456
		272,586
Industrial Intermediate Products — 0.1%
Proto Labs, Inc. (b)	1,000	25,530

Industrial Support Services — 0.1%
WESCO International, Inc. (a) (b)	300	37,560

Machinery — 0.2%
Evoqua Water Technologies Corporation (a) (b)	400	15,840
Stanley Black & Decker, Inc.	500	37,560
		53,400
Transportation & Logistics — 3.3%
C.H. Robinson Worldwide, Inc. (a)	1,800	164,808
Expeditors International of Washington, Inc. (a)	1,000	103,920
FedEx Corporation (a)	1,000	173,200
Knight-Swift Transportation Holdings, Inc. (a)	2,500	131,025
Landstar System, Inc. (a)	500	81,450
Matson, Inc. (a)	1,000	62,510
United Parcel Service, Inc. - Class B (a)	600	104,304
		821,217
Transportation Equipment — 0.2%
Allison Transmission Holdings, Inc. (a)	1,000	41,600

Materials — 5.9%
Chemicals — 2.0%
AdvanSix, Inc. (a)	2,500	95,050
Intrepid Potash, Inc. (a) (b)	800	23,096
Kronos Worldwide, Inc.	2,000	18,800
LyondellBasell Industries N.V. - Class A (a)	1,500	124,545
Mosaic Company (The) (a)	2,500	109,675
Valvoline, Inc. (a)	500	16,325
Westlake Corporation (a)	1,000	102,540
		490,031
Containers & Packaging — 0.8%
Berry Global Group, Inc. (a)	2,400	145,032
Greif, Inc. - Class A (a)	500	33,530

42

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Materials — 5.9% (continued)
Containers & Packaging — 0.8% (continued)
International Paper Company	1,000	$34,630
		213,192
Forestry, Paper & Wood Products — 0.4%
Boise Cascade Company (a)	1,500	103,005

Metals & Mining — 2.2%
Agnico Eagle Mines Ltd. (a)	1,800	93,582
AngloGold Ashanti Ltd. - ADR (a)	3,600	69,912
Barrick Gold Corporation (a)	7,200	123,696
Encore Wire Corporation (a)	600	82,536
Kinross Gold Corporation (a)	4,800	19,632
Newmont Corporation (a)	2,400	113,280
Royal Gold, Inc. (a)	360	40,579
		543,217
Steel — 0.5%
Nucor Corporation (a)	800	105,448
Worthington Industries, Inc.	500	24,855
		130,303
Real Estate — 0.2%
Real Estate Services — 0.1%
Jones Lang LaSalle, Inc. (a) (b)	100	15,937

REITs — 0.1%
Crown Castle, Inc.	200	27,128

Technology — 17.7%
Semiconductors — 5.5%
Alpha & Omega Semiconductor Ltd. (a) (b)	3,000	85,710
Amkor Technology, Inc. (a)	2,000	47,960
Applied Materials, Inc. (a)	1,200	116,856
Axcelis Technologies, Inc. (a) (b)	1,500	119,040
Broadcom, Inc. (a)	200	111,826
Cirrus Logic, Inc. (a) (b)	1,500	111,720
Intel Corporation (a)	6,000	158,580
IPG Photonics Corporation (a) (b)	400	37,868
KLA Corporation (a)	400	150,812
Kulicke & Soffa Industries, Inc. (a)	1,200	53,112

43

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Technology — 17.7% (continued)
Semiconductors — 5.5% (continued)
Micron Technology, Inc. (a)	500	$24,990
Photronics, Inc. (a) (b)	8,000	134,640
QUALCOMM, Inc.	1,800	197,892
Skyworks Solutions, Inc. (a)	400	36,452
		1,387,458
Software — 3.7%
Adobe, Inc. (a) (b)	200	67,306
Akamai Technologies, Inc. (a) (b)	1,500	126,450
Ebix, Inc. (a)	3,400	67,864
IonQ, Inc (a) (b)	20,000	69,000
Microsoft Corporation (a)	300	71,946
Qualys, Inc. (a) (b)	1,000	112,230
SS&C Technologies Holdings, Inc. (a)	1,000	52,060
Tenable Holdings, Inc. (a) (b)	1,000	38,150
VMware, Inc. - Class A (a) (b)	1,600	196,416
Ziff Davis, Inc. (a) (b)	1,000	79,100
Zoom Video Communications, Inc. - Class A (b)	500	33,870
		914,392
Technology Hardware — 6.6%
Apple, Inc. (a)	200	25,986
Arista Networks, Inc. (a) (b)	1,000	121,350
Arrow Electronics, Inc. (a) (b)	1,000	104,570
Avnet, Inc.	1,000	41,580
Ciena Corporation (a) (b)	3,000	152,940
Cisco Systems, Inc. (a)	2,500	119,100
Clearfield, Inc. (a) (b)	1,200	112,968
Corning, Inc.	1,500	47,910
Dell Technologies, Inc. - Class C (a)	1,200	48,264
F5, Inc. (a) (b)	750	107,633
HP, Inc. (a)	7,000	188,090
Jabil, Inc. (a)	500	34,100
Juniper Networks, Inc. (a)	6,000	191,759
Lumentum Holdings, Inc. (a) (b)	300	15,651
NetApp, Inc. (a)	1,500	90,090
Pitney Bowes, Inc.	4,000	15,200
Seagate Technology Holdings plc (a)	1,500	78,915
Super Micro Computer, Inc. (b)	600	49,260

44

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 76.0% (continued)	Shares	Value
Technology — 17.7% (continued)
Technology Hardware — 6.6% (continued)
Turtle Beach Corporation (a) (b)	5,000	$35,850
Ubiquiti, Inc. (a)	300	82,059
		1,663,275
Technology Services — 1.9%
Block, Inc. - Class A (a) (b)	500	31,420
Cognizant Technology Solutions Corporation - Class A (a)	3,000	171,570
FactSet Research Systems, Inc. (a)	100	40,121
Infosys Ltd. - ADR (a)	6,000	108,060
Maximus, Inc. (a)	800	58,664
PayPal Holdings, Inc. (a) (b)	1,000	71,220
		481,055
Utilities — 0.6%
Electric Utilities — 0.6%
NRG Energy, Inc. (a)	3,000	95,460
Vistra Energy Corporation	2,000	46,400
		141,860

Total Common Stocks (Cost $20,817,191)		$19,133,416

U.S. TREASURY OBLIGATIONS — 21.4%	Par Value	Value
U.S. Treasury Bills (c) — 11.8%
3.359%, due 01/19/2023	$1,000,000	$998,393
4.511%, due 05/02/2023	2,000,000	1,969,953
		2,968,346
U.S. Treasury Inflation-Protected Notes — 6.3%
0.500%, due 04/15/2024	590,805	574,850
0.125%, due 04/15/2027	527,740	492,522
0.125%, due 01/15/2031	572,330	509,263
		1,576,635
U.S. Treasury Notes — 3.3%
1.500%, due 01/31/2027	500,000	452,051
0.625%, due 08/15/2030	500,000	394,824
		846,875

Total U.S. Treasury Obligations (Cost $5,664,258)		$5,391,856

45

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

WARRANTS — 0.0%(d)	Shares	Value
Energy — 0.0% (d)
Oil & Gas Services & Equipment — 0.0% (d)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	240	$7,896

EXCHANGE-TRADED PUT OPTION CONTRACTS — 1.2%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 03/17/2023 at $1,600	40	$7,045,000	$106,560
S&P 500 Index Option, 03/17/2023 at $3,600	27	10,366,650	182,115
Total Put Option Contracts (Cost $296,179)		$17,411,650	$288,675

Total Investments at Value — 98.6% (Cost $26,777,628)			$24,821,843

MONEY MARKET FUNDS — 7.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 4.22% (e) (Cost $1,864,563)	1,864,563	$1,864,563

Total Investments and Money Market Funds at Value — 106.0% (Cost $28,642,191)		$26,686,406

Written Call Option Contracts — (6.6%)		(1,658,566)

Other Assets in Excess of Liabilities — 0.6%		134,521

Net Assets — 100.0%		$25,162,361

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of December 31, 2022 was $17,785,006.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2022.
See accompanying notes to financial statements.

46

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
December 31, 2022 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	40	$7,045,000	$1,600	03/17/2023	$783,280
S&P 500 Index Option	27	10,366,650	3,600	03/17/2023	875,286
Total Written Call Option Contracts (Premiums received $2,287,281)		$17,411,650			$1,658,566

See accompanying notes to financial statements.

47

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2022 (Unaudited)

COMMON STOCKS — 18.8%	Shares	Value
Energy — 3.5%
Oil & Gas Producers — 3.5%
APA Corporation	15,000	$700,200
California Resources Corporation	15,000	652,650
Callon Petroleum Company (a)	30,000	1,112,700
Cheniere Energy Partners, L.P.	18,000	1,023,660
Coterra Energy, Inc.	30,000	737,100
DT Midstream, Inc.	500	27,630
Laredo Petroleum, Inc. (a)	30,000	1,542,600
Range Resources Corporation	24,000	600,480
SM Energy Company	40,000	1,393,200
		7,790,220
Industrials — 0.4%
Electrical Equipment — 0.4%
BWX Technologies, Inc.	15,000	871,200

Materials — 12.9%
Construction Materials — 0.5%
MDU Resources Group, Inc.	35,000	1,061,900

Metals & Mining — 12.4%
Agnico Eagle Mines Ltd.	90,000	4,679,100
Alamos Gold, Inc. - Class A	50,000	505,500
AngloGold Ashanti Ltd. - ADR	180,000	3,495,600
B2Gold Corporation	500,000	1,785,000
Barrick Gold Corporation	360,000	6,184,800
Coeur Mining, Inc. (a)	100,000	336,000
Compania de Minas Buenaventura S.A.A. - ADR	50,000	372,500
Kinross Gold Corporation	240,000	981,600
Newmont Corporation	120,000	5,664,000
Pan American Silver Corporation	25,000	408,500
Royal Gold, Inc.	18,000	2,028,960
Wheaton Precious Metals Corporation	25,000	977,000
Yamana Gold, Inc.	100,000	555,000
		27,973,560
Utilities — 2.0%
Electric Utilities — 1.5%
AES Corporation (The)	1,000	28,760
ALLETE, Inc.	1,000	64,510

48

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 18.8% (continued)	Shares	Value
Utilities — 2.0% (continued)
Electric Utilities — 1.5% (continued)
Ameren Corporation	100	$8,892
American Electric Power Company, Inc.	100	9,495
Avangrid, Inc.	1,000	42,980
Avista Corporation	1,000	44,340
Black Hills Corporation	500	35,170
Consolidated Edison, Inc.	1,000	95,310
Dominion Energy, Inc.	500	30,660
DTE Energy Company	100	11,753
Duke Energy Corporation	500	51,495
Edison International	500	31,810
Entergy Corporation	500	56,250
Exelon Corporation	1,000	43,230
FirstEnergy Corporation	1,000	41,940
Hawaiian Electric Industries, Inc.	1,000	41,850
NorthWestern Corporation	1,000	59,340
NRG Energy, Inc.	75,000	2,386,500
Otter Tail Corporation	1,000	58,710
Pinnacle West Capital Corporation	1,000	76,040
Portland General Electric Company	1,000	49,000
PPL Corporation	1,000	29,220
Public Service Enterprise Group, Inc.	500	30,635
Southern Company (The)	500	35,705
		3,363,595
Gas & Water Utilities — 0.5%
Global Water Resources, Inc.	1,000	13,280
UGI Corporation	30,000	1,112,100
		1,125,380

Total Common Stocks (Cost $42,900,205)		$42,185,855

49

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS — 2.9%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust	20,000	$2,322,800
Invesco CurrencyShares Euro Currency Trust	25,000	2,470,000
Invesco CurrencyShares Japanese Yen Trust (a)	25,000	1,777,500
Total Exchange-Traded Funds (Cost $6,723,234)		$6,570,300

U.S. TREASURY OBLIGATIONS — 77.0%	Par Value	Value
U.S. Treasury Bills (b) — 14.5%
3.886%, due 03/30/2023	$25,000,000	$24,744,202
4.511%, due 05/02/2023	8,000,000	7,879,810
		32,624,012
U.S. Treasury Inflation-Protected Notes — 25.1%
0.500%, due 04/15/2024	11,816,100	11,496,992
0.125%, due 04/15/2027	10,554,800	9,850,437
2.500%, due 01/15/2029	13,878,600	14,493,634
0.125%, due 01/15/2030	11,581,500	10,422,294
0.125%, due 01/15/2031	11,446,600	10,185,266
		56,448,623
U.S. Treasury Notes — 37.4%
2.000%, due 05/31/2024	25,000,000	24,099,610
1.375%, due 01/31/2025	15,000,000	14,107,617
2.125%, due 05/31/2026	10,000,000	9,369,922
1.500%, due 08/15/2026	25,000,000	22,820,312
1.500%, due 01/31/2027	5,000,000	4,520,508
2.250%, due 11/15/2027	10,000,000	9,233,203
		84,151,172

Total U.S. Treasury Obligations (Cost $181,676,486)		$173,223,807

WARRANTS — 0.1%	Shares	Value
Energy — 0.1%
Oil & Gas Services & Equipment — 0.1%
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$263,200

Total Investments at Value — 98.8% (Cost $231,299,925)		$222,243,162

50

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

MONEY MARKET FUNDS — 1.2%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 4.22% (c) (Cost $2,561,541)	2,561,541	$2,561,541

Total Investments and Money Market Funds at Value — 100.0% (Cost $233,861,466)		$224,804,703

Other Assets in Excess of Liabilities — 0.0% (d)		75,679

Net Assets — 100.0%		$224,880,382

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	The rate shown is the 7-day effective yield as of December 31, 2022.
(d)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

51

Hussman Strategic International Fund Schedule of Investments
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0%	Shares	Value
Australia — 6.1%
Accent Group Ltd.	52,000	$59,321
Aurizon Holdings Ltd.	20,000	50,664
Australian Clinical Labs Ltd.	20,000	40,634
BHP Group Ltd.	3,000	92,922
Harvey Norman Holdings Ltd.	24,000	67,241
IPH Ltd.	10,000	58,769
IRESS Ltd.	9,000	58,169
JB Hi-Fi Ltd.	3,800	108,296
Sandfire Resources Ltd.	10,000	36,979
SG Fleet Group Ltd.	32,000	39,652
SmartGroup Corporation Ltd.	10,000	34,621
Sonic Healthcare Ltd.	2,000	40,698
Strabag SE	2,000	83,735
Super Retail Group Ltd.	12,000	87,086
		858,787
Austria — 1.3%
OMV AG	1,200	61,748
Semperit AG Holding	1,500	31,787
Telekom Austria AG	14,000	86,532
		180,067
Belgium — 3.1%
Ackermans & van Haaren N.V.	400	68,674
Bekaert S.A.	1,000	38,875
bpost S.A.	10,000	51,428
Econocom Group S.A./N.V.	28,000	85,439
Etablissements Franz Colruyt N.V.	1,500	34,269
Proximus S.A.	3,000	28,973
Telenet Group Holding N.V.	2,600	42,482
Van de Velde N.V.	2,500	80,844
		430,984
Canada — 10.7%
Alimentation Couche-Tard, Inc.	1,800	79,102
B2Gold Corporation	10,000	35,526
BRP, Inc.	500	38,122
Canada Goose Holdings, Inc. (a)	1,800	32,013
Canadian Western Bank	4,000	71,081
Celestica, Inc. (a)	7,000	78,895
CI Financial Corporation	7,100	70,845

52

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0% (continued)	Shares	Value
Canada — 10.7% (continued)
Dollarama, Inc.	1,700	$99,430
Eldorado Gold Corporation (a)	4,000	33,354
Great-West Lifeco, Inc.	4,300	99,405
iA Financial Corporation, Inc.	2,000	117,094
IGM Financial, Inc.	3,500	97,714
Kinross Gold Corporation	4,000	16,308
Manulife Financial Corporation	5,500	98,102
North West Company, Inc. (The)	2,500	65,678
Open Text Corporation	1,800	53,337
Parex Resources, Inc.	3,200	47,624
Power Corporation of Canada	4,000	94,095
Royal Bank of Canada	500	47,011
Spin Master Corporation	3,000	73,828
Sun Life Financial, Inc.	1,500	69,630
Tourmaline Oil Corporation	1,000	50,460
Transcontinental, Inc. - Class A	3,000	33,856
		1,502,510
Denmark — 0.6%
Demant A/S (a)	2,800	78,091

France — 7.4%
ALD S.A.	9,500	109,644
AXA S.A.	3,500	97,524
Carrefour S.A.	4,700	78,636
Eurofins Scientific SE	600	43,092
Eutelsat Communications S.A.	8,000	59,650
Ipsen S.A.	500	53,797
Mercialys S.A.	10,600	110,941
Metropole Television S.A.	6,500	106,848
Orange S.A.	9,800	97,267
Publicis Groupe S.A.	500	31,951
Sanofi	1,000	96,456
Société BIC S.A.	1,200	82,169
Television Francaise 1 S.A.	10,000	76,792
		1,044,767

53

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0% (continued)	Shares	Value
Germany — 8.3%
BASF SE	2,000	$98,508
Bayerische Motoren Werke AG	1,400	123,987
CropEnergies AG	7,500	104,397
Daimler Truck Holding AG (a)	3,300	101,479
Deutsche Post AG	1,500	56,157
Deutsche Telekom AG	4,000	79,611
E.ON SE	10,000	99,451
Fresenius Medical Care AG & Company KGaA	2,000	65,345
Fresenius SE & Company KGaA	3,000	83,821
Hornbach Holding AG & Company KGaA	500	41,351
Mercedes-Benz Group AG	800	52,332
ProSiebenSat.1 Media SE	7,500	66,545
SAP SE	400	41,309
Talanx AG	2,100	99,028
Volkswagon AG	300	47,077
		1,160,398
Israel — 0.8%
Plus500 Ltd.	5,000	108,548

Italy — 2.5%
A2A S.p.A.	67,000	89,356
ACEA S.p.A.	750	10,369
Hera S.p.A.	18,000	48,565
Leonardo S.p.A.	8,500	73,333
Moncler S.p.A.	1,000	53,153
RAI Way S.p.A.	13,000	75,361
		350,137
Japan — 20.1%
Asahi Company Ltd.	7,000	72,894
Belluna Company Ltd.	11,500	59,215
Canon, Inc.	3,000	64,922
Daito Trust Construction Company Ltd.	500	51,183
Daiwabo Holdings Company Ltd.	2,000	29,316
Enigmo, Inc.	10,500	50,732
eRex Company Ltd.	5,500	90,957
Feed One Company Ltd.	3,000	16,285
Hokkaido Electric Power Company, Inc.	20,000	70,645
Honda Motor Company Ltd.	4,000	91,221
IBJ, Inc.	9,000	66,595

54

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0% (continued)	Shares	Value
Japan — 20.1% (continued)
Japan Post Insurance Company Ltd.	2,000	$35,169
Kaga Electronics Company Ltd.	4,000	123,422
Kohnan Shoji Company Ltd.	3,000	77,874
Komeri Company Ltd.	4,500	93,261
Konica Minolta, Inc.	5,000	19,918
KYB Corporation	1,800	46,171
Mitsubishi Corporation	2,500	81,149
Mitsui-Soko Holdings Company Ltd.	2,000	54,346
Mizuho Leasing Company Ltd.	1,800	45,504
NGK Insulators Ltd.	5,500	69,716
NGK Spark Plug Company Ltd.	4,000	73,297
Nintendo Company Ltd.	3,050	128,221
Nissha Company Ltd.	3,000	41,393
Nisso Corporation	6,000	26,204
Panasonic Holdings Corporation	5,000	41,838
Pharma Foods International Company Ltd.	2,000	19,977
Pressance Corporation	6,000	69,974
RAIZNEXT Corporation	5,000	49,838
Rakuten Group, Inc.	5,000	22,532
Rengo Company Ltd.	6,500	44,599
Shimamura Company Ltd.	400	39,855
Sugi Holdings Company Ltd.	600	26,680
Sumitomo Chemical Company Ltd.	13,500	48,398
Sumitomo Rubber Industries Ltd.	4,000	34,757
Sundrug Company Ltd.	4,000	118,847
T&D Holdings, Inc.	4,000	57,250
Takasago International Corporation	4,000	77,119
Takeda Pharmaceutical Company Ltd.	2,500	78,104
TerraSky Company Ltd. (a)	1,800	33,202
Tomoku Company Ltd.	3,000	38,471
Toppan, Inc.	3,000	44,295
Towa Pharmaceutical Company Ltd.	5,500	88,770
Toyota Motor Corporation	5,000	68,202
Transcosmos, Inc.	2,000	49,106
Wacom Company Ltd.	24,000	106,078
World Holdings Company Ltd.	2,500	47,482
Z Holdings Corporation	16,000	39,954
		2,824,938

55

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0% (continued)	Shares	Value
Luxembourg — 1.7%
Aperam S.A.	1,500	$47,585
RTL Group S.A.	2,450	103,215
SES S.A.	12,000	78,189
Solutions 30 SE (a)	8,000	14,720
		243,709
Netherlands — 1.7%
ASR Nederland N.V.	1,300	61,787
Koninklijke Ahold Delhaize N.V.	2,500	71,900
NN Group N.V.	2,000	81,810
PostNL N.V.	15,000	27,360
		242,857
New Zealand — 0.2%
KMD Brands Ltd.	40,000	26,131

Norway — 1.8%
Elkem ASA	18,000	64,791
Europris ASA	16,000	112,088
Yara International ASA	1,800	79,054
		255,933
Portugal — 2.4%
Navigator Company S.A. (The)	20,000	73,970
NOS SGPS S.A.	17,500	70,907
Semapa-Sociedade de Investimento e Gestao	7,600	100,864
Sonae SGPS S.A.	95,000	95,201
		340,942
Spain — 5.8%
ACS Actividades de Construccion y Servicios S.A.	3,000	85,867
Atresmedia Corporacion de Medios de Comunicacion S.A.	23,000	78,598
Enagas S.A.	1,000	16,634
Faes Farma S.A.	25,000	93,969
Indra Sistemas S.A.	9,000	102,623
Laboratorios Farmaceuticos Rovi S.A.	900	34,795
Mapfre S.A.	42,000	81,274
Mediaset Espana Comunicacion S.A. (a)	24,000	85,180
Neinor Homes S.A.	8,000	69,939
Pharma Mar S.A.	1,000	68,899
Prosegur Cia de Seguridad S.A.	25,000	47,435
Telefonica S.A.	15,000	54,318
		819,531

56

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

COMMON STOCKS — 88.0% (continued)	Shares	Value
Sweden — 3.4%
Clas Ohlson AB - B Shares	10,000	$69,002
Concentric AB	4,500	84,068
H & M Hennes & Mauritz AB - B Shares	6,000	64,667
Hexpol AB	10,000	106,713
Mekonomen AB	9,500	102,448
Swedish Orphan Biovitrum AB (a)	2,400	49,679
		476,577
Switzerland — 3.0%
Logitech International S.A.	500	31,007
Novartis AG	1,400	126,705
Roche Holdings AG	450	141,416
Swisscom AG	125	68,481
UBS Group AG	3,000	55,762
		423,371
United Kingdom — 7.1%
Airtel Africa plc	30,000	40,422
B & M European Value Retail S.A.	17,500	86,861
BT Group plc	30,000	40,506
Centamin plc	30,000	40,993
Domino’s Pizza Group plc	20,000	70,936
FDM Group Holdings plc	1,500	13,582
GlaxoSmithKline plc	7,000	120,974
Haleon plc (a)	7,000	27,694
Halfords Group plc	25,000	63,163
Hikma Pharmaceuticals plc	2,000	37,269
IG Group Holdings plc	11,000	103,638
International Distributions Services plc	16,000	41,010
Jupiter Fund Management plc	8,000	12,843
Luceco plc	15,000	18,112
Rio Tinto plc	1,200	84,455
Serco Group Plc.	32,000	60,115
SThree plc	5,000	24,359
Tesco plc	25,000	67,367
Watches of Switzerland Group plc (a)	1,500	14,655
Watkins Jones plc	20,000	24,287
		993,241

Total Common Stocks (Cost $14,417,529)		$12,361,519

57

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.7%	Contracts	Notional Amount	Value
S&P 500 Index Option, 01/20/2023 at $3,850 (Cost $120,088)	12	$4,607,400	$92,328

Total Investments at Value — 88.7% (Cost $14,537,617)			$12,453,847

MONEY MARKET FUNDS — 7.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 4.22% (b) (Cost $1,084,673)	1,084,673	$1,084,673

Total Investments and Money Market Funds at Value — 96.4% (Cost $15,622,290)		$13,538,520

Other Assets in Excess of Liabilities — 3.6%		512,611

Net Assets — 100.0%		$14,051,131

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2022.
See accompanying notes to financial statements.

58

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Communications — 10.5%
Advertising & Marketing	0.2%
Cable & Satellite	1.4%
Diversified Telecommunication Services	0.6%
Entertainment Content	0.5%
Internet Media & Services	0.7%
Publishing & Broadcasting	3.7%
Telecommunications	3.4%
Consumer Discretionary — 16.7%
Apparel & Textile Products	1.0%
Automotive	4.8%
Home & Office Products	0.6%
Home Construction	0.5%
Leisure Facilities & Services	0.6%
Leisure Products	0.8%
Retail - Discretionary	6.4%
Wholesale - Discretionary	2.0%
Consumer Staples — 8.1%
Food	0.1%
Retail - Consumer Staples	7.4%
Wholesale - Consumer Staples	0.6%
Energy — 1.9%
Oil & Gas Producers	1.1%
Renewable Energy	0.8%
Financials — 11.7%
Asset Management	1.7%
Banking	0.8%
Institutional Financial Services	0.7%
Insurance	7.1%
Specialty Finance	1.4%
Health Care — 9.8%
Biotech & Pharma	7.4%
Health Care Facilities & Services	1.6%
Medical Equipment & Devices	0.8%
Industrials — 9.6%
Aerospace & Defense	0.5%
Air Freight & Logistics	0.2%
Commercial Support Services	2.6%
Electrical Equipment	0.1%
Engineering & Construction	2.1%
Industrial Intermediate Products	1.0%

59

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2022 (Unaudited)

Common Stocks by Sector/Industry (continued)	% of Net Assets
Industrials — 9.6% (continued)
Machinery	0.6%
Transportation & Logistics	1.8%
Transportation Equipment	0.7%
Materials — 7.2%
Chemicals	2.6%
Containers & Packaging	0.6%
Forestry, Paper & Wood Products	1.3%
Metals & Mining	2.4%
Steel	0.3%
Real Estate — 1.8%
Real Estate Owners & Developers	0.7%
Real Estate Services	0.3%
REITs	0.8%
Technology — 7.6%
Software	1.3%
Technology Hardware	4.5%
Technology Services	1.8%
Utilities — 3.1%
Electric Utilities	2.9%
Gas & Water Utilities	0.2%
88.0%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2022 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation*
FUTURES
Mini MSCI EAFE Index Future	75	03/17/2023	$7,310,250	$119,815

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

60

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
ASSETS
Investments in securities:
At cost	$603,150,009	$26,777,628
At value (Note 1)	$558,679,800	$24,821,843
Investments in money market funds	174,328,348	1,864,563
Receivable for capital shares sold	1,146,413	66,116
Receivable from Adviser (Note 3)	—	6,167
Dividends and interest receivable	1,176,396	41,818
Tax reclaims receivable	8,509	—
Other assets	71,103	56,708
Total Assets	735,410,569	26,857,215

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $208,710,316 and $2,287,281)	190,452,050	1,658,566
Distributions payable	752,550	2,078
Payable for capital shares redeemed	1,282,119	2,100
Accrued investment advisory fees (Note 3)	418,257	—
Payable to administrator (Note 3)	48,700	6,690
Other accrued expenses	59,325	25,420
Total Liabilities	193,013,001	1,694,854
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$542,397,568	$25,162,361

Net assets consist of:
Paid-in capital	$1,382,977,131	$27,730,156
Accumulated earnings (deficit)	(840,579,563)	(2,567,795)
NET ASSETS	$542,397,568	$25,162,361

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	76,631,530	2,645,463

Net asset value, offering price and redemption price per share (a) (Note 1)	$7.08	$9.51

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

61

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2022 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$231,299,925	$14,537,617
At value (Note 1)	$222,243,162	$12,453,847
Investments in money market funds	2,561,541	1,084,673
Margin deposits for futures contracts (Note 1)	—	365,871
Variation margin receivable (Notes 1 and 4)	—	71,266
Receivable for capital shares sold	5,525	16
Receivable from Adviser (Note 3)	—	20,159
Dividends and interest receivable	619,454	20,004
Tax reclaims receivable	—	44,210
Other assets	95,325	54,523
Total Assets	225,525,007	14,114,569

LIABILITIES
Distributions payable	73,221	2,818
Payable for capital shares redeemed	415,631	21,695
Accrued investment advisory fees (Note 3)	98,343	—
Payable to administrator (Note 3)	23,400	7,060
Other accrued expenses	34,030	31,865
Total Liabilities	644,625	63,438
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$224,880,382	$14,051,131

Net assets consist of:
Paid-in capital	$283,031,061	$30,273,560
Accumulated deficit	(58,150,679)	(16,222,429)
NET ASSETS	$224,880,382	$14,051,131

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,683,326	1,804,268

Net asset value, offering price and redemption price per share (a) (Note 1)	$13.48	$7.79

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

62

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
INVESTMENT INCOME
Dividends	$7,169,209	$229,110
Foreign withholding taxes on dividends	(25,886)	(867)
Interest	—	43,353
Total Investment Income	7,143,323	271,596

EXPENSES
Investment advisory fees (Note 3)	2,307,651	89,043
Administration fees (Note 3)	180,240	14,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	151,608	14,143
Trustees’ fees and expenses (Note 3)	44,671	44,671
Fund accounting fees (Note 3)	40,193	16,187
Registration and filing fees	30,711	12,869
Legal fees	20,304	22,804
Custodian and bank service fees	33,099	6,009
Insurance expense	28,202	5,687
Postage and supplies	19,378	3,765
Compliance service fees (Note 3)	19,053	3,008
Audit and tax services fees	9,500	9,500
Printing of shareholder reports	11,553	4,887
Pricing fees	5,345	2,132
Other expenses	3,804	2,804
Total Expenses	2,905,312	251,509
Previous fee waivers and Fund expenses recovered by the Adviser (Note 3)	7,230	—
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	—	(102,978)
Net Expenses	2,912,542	148,531

NET INVESTMENT INCOME	4,230,781	123,065

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	(8,719,231)	(917,948)
Written option contracts (Note 4)	(7,815,911)	547,008
Net change in unrealized appreciation (depreciation) on:
Investments	27,485,568	1,297,551
Written option contracts (Note 4)	(6,370,013)	(203,621)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	4,580,413	722,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,811,194	$846,055

See accompanying notes to financial statements.

63

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2022 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$1,019,938	$237,754
Foreign withholding taxes on dividends	(50,048)	(37,915)
Interest	2,714,998	—
Total Investment Income	3,684,888	199,839

EXPENSES
Investment advisory fees (Note 3)	619,016	67,119
Administration fees (Note 3)	86,645	14,000
Trustees’ fees and expenses (Note 3)	44,671	44,671
Transfer agent, account maintenance and shareholder services fees (Note 3)	67,839	18,199
Fund accounting fees (Note 3)	27,435	18,708
Legal fees	22,804	22,804
Registration and filing fees	25,821	18,600
Insurance expense	21,807	4,675
Postage and supplies	7,901	13,956
Custodian and bank service fees	8,038	12,665
Audit and tax services fees	10,000	9,000
Pricing fees	1,407	15,290
Printing of shareholder reports	8,086	5,076
Compliance service fees (Note 3)	10,125	2,714
Other expenses	3,803	2,573
Total Expenses	965,398	270,050
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(37,659)	(128,758)
Net Expenses	927,739	141,292

NET INVESTMENT INCOME	2,757,149	58,547

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized losses from:
Investments	(8,966,324)	(105,961)
Futures contracts (Note 4)	—	(173,565)
Foreign currency transactions	—	(4,396)
Net change in unrealized appreciation (depreciation) on:
Investments	668,162	415,278
Futures contracts (Note 4)	—	(159,587)
Foreign currency translation	—	2,331

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(8,298,162)	(25,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,541,013)	$32,647

See accompanying notes to financial statements.

64

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$4,230,781	$3,047,804
Net realized gains (losses) from:
Investments	(8,719,231)	57,685,348
Written option contracts	(7,815,911)	43,605,661
Net change in unrealized appreciation (depreciation) on:
Investments	27,485,568	(120,952,911)
Written option contracts	(6,370,013)	36,202,414
Net increase in net assets resulting from operations	8,811,194	19,588,316

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(5,831,678)	(1,512,449)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	88,013,244	178,518,334
Net asset value of shares issued in reinvestment of distributions to shareholders	5,079,128	1,329,093
Proceeds from redemption fees collected (Note 1)	30,924	70,224
Payments for shares redeemed	(60,702,192)	(103,894,552)
Net increase in net assets from capital share transactions	32,421,104	76,023,099

TOTAL INCREASE IN NET ASSETS	35,400,620	94,098,966

NET ASSETS
Beginning of period	506,996,948	412,897,982
End of period	$542,397,568	$506,996,948

CAPITAL SHARE ACTIVITY
Shares sold	12,687,569	26,844,521
Shares reinvested	717,391	217,884
Shares redeemed	(8,749,262)	(16,061,961)
Net increase in shares outstanding	4,655,698	11,000,444
Shares outstanding at beginning of period	71,975,832	60,975,388
Shares outstanding at end of period	76,631,530	71,975,832

See accompanying notes to financial statements.

65

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$123,065	$88,163
Net realized gains (losses) from:
Investments	(917,948)	765,793
Written option contracts	547,008	2,000,277
Net change in unrealized appreciation (depreciation) on:
Investments	1,297,551	(4,692,633)
Written option contracts	(203,621)	1,147,643
Net increase (decrease) in net assets resulting from operations	846,055	(690,757)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,043,983)	(707,384)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,654,526	6,252,263
Net asset value of shares issued in reinvestment of distributions to shareholders	3,919,735	691,200
Proceeds from redemption fees collected (Note 1)	1,080	2,418
Payments for shares redeemed	(2,788,083)	(3,855,951)
Net increase in net assets from capital share transactions	6,787,258	3,089,930

TOTAL INCREASE IN NET ASSETS	3,589,330	1,691,789

NET ASSETS
Beginning of period	21,573,031	19,881,242
End of period	$25,162,361	$21,573,031

CAPITAL SHARE ACTIVITY
Shares sold	539,326	557,994
Shares reinvested	410,308	63,504
Shares redeemed	(278,808)	(346,550)
Net increase in shares outstanding	670,826	274,948
Shares outstanding at beginning of period	1,974,637	1,699,689
Shares outstanding at end of period	2,645,463	1,974,637

See accompanying notes to financial statements.

66

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$2,757,149	$4,800,240
Net realized gains (losses) from investments	(8,966,324)	4,890,371
Net change in unrealized appreciation (depreciation) on investments	668,162	(21,618,297)
Net decrease in net assets resulting from operations	(5,541,013)	(11,927,686)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,568,709)	(4,601,477)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,255,543	50,992,210
Net asset value of shares issued in reinvestment of distributions to shareholders	2,361,114	4,190,704
Proceeds from redemption fees collected (Note 1)	5,081	38,720
Payments for shares redeemed	(43,319,052)	(91,543,939)
Net decrease in net assets from capital share transactions	(30,697,314)	(36,322,305)

TOTAL DECREASE IN NET ASSETS	(38,807,036)	(52,851,468)

NET ASSETS
Beginning of period	263,687,418	316,538,886
End of period	$224,880,382	$263,687,418

CAPITAL SHARE ACTIVITY
Shares sold	752,637	3,474,448
Shares reinvested	177,654	290,274
Shares redeemed	(3,208,919)	(6,250,155)
Net decrease in shares outstanding	(2,278,628)	(2,485,433)
Shares outstanding at beginning of period	18,961,954	21,447,387
Shares outstanding at end of period	16,683,326	18,961,954

See accompanying notes to financial statements.

67

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$58,547	$183,117
Net realized gains (losses) from:
Investments	(105,961)	1,193,509
Futures contracts	(173,565)	1,440,515
Foreign currency transactions	(4,396)	(30,931)
Net change in unrealized appreciation (depreciation) on:
Investments	415,278	(4,058,804)
Futures contracts	(159,587)	75,306
Foreign currency translation	2,331	(4,605)
Net increase (decrease) in net assets resulting from operations	32,647	(1,201,893)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(230,582)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	480,544	2,250,917
Net asset value of shares issued in reinvestment of distributions to shareholders	227,763	—
Proceeds from redemption fees collected (Note 1)	939	304
Payments for shares redeemed	(943,853)	(1,435,988)
Net increase (decrease) in net assets from capital share transactions	(234,607)	815,233

TOTAL DECREASE IN NET ASSETS	(432,542)	(386,660)

NET ASSETS
Beginning of period	14,483,673	14,870,333
End of period	$14,051,131	$14,483,673

CAPITAL SHARE ACTIVITY
Shares sold	62,233	270,771
Shares reinvested	29,238	—
Shares redeemed	(122,797)	(174,291)
Net increase (decrease) in shares outstanding	(31,326)	96,480
Shares outstanding at beginning of period	1,835,594	1,739,114
Shares outstanding at end of period	1,804,268	1,835,594

See accompanying notes to financial statements.

68

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of period	$7.04		$6.77	$6.12	$5.87	$6.46	$6.68

Income (loss) from investment operations:
Net investment income	0.05		0.05	0.01	0.06	0.10	0.06
Net realized and unrealized gains (losses) on investments and written option contracts	0.07		0.25	0.65	0.29	(0.61)	(0.25)
Total from investment operations	0.12		0.30	0.66	0.35	(0.51)	(0.19)

Less distributions from:
Net investment income	(0.08)		(0.03)	(0.01)	(0.10)	(0.08)	(0.03)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$7.08		$7.04	$6.77	$6.12	$5.87	$6.46

Total return (b)	1.66	%(c)	4.43%	10.80%	6.17%	(8.05%)	(2.81%)

Net assets at end of period (000’s)	$542,398		$506,997	$412,898	$308,774	$293,906	$324,003

Ratio of total expenses to average net assets	1.13	%(d)	1.14%	1.19%	1.26%	1.24%	1.23%

Ratio of net expenses to average net assets (e)	1.13	%(d)	1.15%	1.15%	1.15%	1.14%	1.13%

Ratio of net investment income to average net assets (e)	1.65	%(d)	0.74%	0.09%	0.87%	1.66%	0.82%

Portfolio turnover rate	37	%(c)	113%	198%	167%	124%	142%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and/or recovery. (Note 3).
See accompanying notes to financial statements.

69

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$10.93		$11.70	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.04	(0.02)	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	0.32		(0.42)	1.98	0.29
Total from investment operations	0.37		(0.38)	1.96	0.32

Less distributions from:
Net investment income	(0.05)		(0.04)	(0.01)	(0.00	)(b)
Net realized gains	(1.74)		(0.35)	(0.57)	—
Total distributions	(1.79)		(0.39)	(0.58)	(0.00	)(b)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$9.51		$10.93	$11.70	$10.32

Total return (c)	3.39	%(d)	(3.19%)	19.70%	3.23	%(d)

Net assets at end of period (000’s)	$25,162		$21,573	$19,881	$8,093

Ratio of total expenses to average net assets	2.12	%(e)	2.08%	2.87%	4.67	%(e)

Ratio of net expenses to average net assets (f)	1.25	%(e)	1.25%	1.25%	1.25	%(e)

Ratio of net investment income (loss) to average net assets (f)	1.04	%(e)	0.42%	(0.11%)	0.34	%(e)

Portfolio turnover rate	38	%(d)	98%	163%	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

70

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of period	$13.91		$14.76	$14.50	$12.83	$11.86	$11.98

Income (loss) from investment operations:
Net investment income	0.16		0.26	0.14	0.13	0.19	0.10
Net realized and unrealized gains (losses) on investments and foreign currency contracts	(0.44)		(0.86)	0.25	1.66	0.95	(0.12)
Total from investment operations	(0.28)		0.60	0.39	1.79	1.14	(0.02)

Less distributions from:
Net investment income	(0.15)		(0.25)	(0.13)	(0.12)	(0.17)	(0.10)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$13.48		$13.91	$14.76	$14.50	$12.83	$11.86

Total return (b)	(2.02	%)(c)	(4.14%)	2.70%	14.00%	9.72%	(0.18%)

Net assets at end of period (000’s)	$224,880		$263,687	$316,539	$290,129	$221,235	$274,602

Ratio of total expenses to average net assets	0.78	%(d)	0.75%	0.75%	0.81%	0.81%	0.77%

Ratio of net expenses to average net assets (e)	0.75	%(d)	0.75%	0.75%	0.75%	0.74%	0.73%

Ratio of net investment income to average net assets (e)	2.23	%(d)	1.73%	0.93%	0.87%	1.36%	0.76%

Portfolio turnover rate	20	%(c)	22%	38%	88%	61%	63%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

71

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value at beginning of period	$7.89		$8.55	$8.38		$8.35	$8.87	$8.80

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.08	(0.00	)(a)	0.04	0.06	0.02
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	(0.01)		(0.74)	0.28		0.05	(0.57)	0.10
Total from investment operations	0.03		(0.66)	0.28		0.09	(0.51)	0.12

Less distributions from:
Net investment income	(0.13)		—	(0.11)		(0.06)	(0.01)	(0.05)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$7.79		$7.89	$8.55		$8.38	$8.35	$8.87

Total return (b)	0.38	%(c)	(7.72%)	3.38%		1.08%	(5.79%)	1.34%

Net assets at end of period (000’s)	$14,051		$14,484	$14,870		$14,995	$21,934	$26,973

Ratio of total expenses to average net assets	3.82	%(d)	3.35%	3.54%		3.43%	2.72%	2.42%

Ratio of net expenses to average net assets (e)	2.00	%(d)	2.00%	2.00%		2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets (e)	0.83	%(d)	1.24%	(0.08%)		0.06%	0.61%	0.18%

Portfolio turnover rate	15	%(c)	48%	88%		115%	58%	61%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

72

Hussman Investment Trust Notes to Financial Statements
December 31, 2022 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective seeks to achieve total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective seeks to achieve long-term total return from income and capital appreciation.

Hussman Strategic International Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Regulatory Update – In October 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted Rule 18f-4 and are currently adhering to the requirements.

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of a Fund’s net asset value (“NAV”). As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities denominated in or expected to settle in a foreign currency are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of NAV. As of December 31, 2022, all options held by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

75

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service, as described below.

The Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market and other events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. To the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair value determinations will be used more frequently for this Fund than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of December 31, 2022 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$546,086,300	$—	$—	$546,086,300
Warrants	263,200	—	—	263,200
Exchange-Traded Put Option Contracts	—	12,330,300	—	12,330,300
Money Market Funds	174,328,348	—	—	174,328,348
Total Investments in Securities and Money Market Funds	$720,677,848	$12,330,300	$—	$733,008,148

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(190,452,050)	$—	$(190,452,050)
Total Other Financial Instruments	$—	$(190,452,050)	$—	$(190,452,050)

77

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$19,133,416	$—	$—	$19,133,416
U.S. Treasury Obligations	—	5,391,856	—	5,391,856
Warrants	7,896	—	—	7,896
Exchange-Traded Put Option Contracts	—	288,675	—	288,675
Money Market Funds	1,864,563	—	—	1,864,563
Total Investments in Securities and Money Market Funds	$21,005,875	$5,680,531	$—	$26,686,406

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(1,658,566)	$—	$(1,658,566)
Total Other Financial Instruments	$—	$(1,658,566)	$—	$(1,658,566)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$42,185,855	$—	$—	$42,185,855
Exchange-Traded Funds	6,570,300	—	—	6,570,300
U.S. Treasury Obligations	—	173,223,807	—	173,223,807
Warrants	263,200	—	—	263,200
Money Market Funds	2,561,541	—	—	2,561,541
Total Investments in Securities and Money Market Funds	$51,580,896	$173,223,807	$—	$224,804,703

78

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$1,982,994	$10,378,525	$—	$12,361,519
Exchange-Traded Put Option Contracts	—	92,328	—	92,328
Money Market Funds	1,084,673	—	—	1,084,673
Total Investments in Securities and Money Market Funds	$3,067,667	$10,470,853	$—	$13,538,520

Other Financial Instruments:
Futures Contracts Sold Short*	119,815	—	—	119,815
Total Other Financial Instruments	$119,815	$—	$—	$119,815

*	Includes cumlative appreciation (depreciation) of futures contracts as of December 31, 2022.

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2022.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies. Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

79

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contracts to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Stocks are released from escrow by the OCC (thus, enabling the Fund to sell the stocks) only when options expire unexercised or when the Fund enters into a closing purchase transaction.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund to or from the separate account each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits from the use of futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between

80

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m., Eastern time, on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2022 and June 30, 2022, proceeds from redemption fees, recorded in capital, totaled: $30,924 and $70,224, respectively, for Hussman Strategic Growth Fund; $1,080 and $2,418, respectively, for Hussman Strategic Allocation Fund; $5,081 and $38,720, respectively, for Hussman Strategic Total Return Fund; and $939 and $304, respectively, for Hussman Strategic International Fund.

81

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions.

The tax character of distributions paid during the periods ended December 31, 2022 and June 30, 2022 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Hussman Strategic Growth Fund
December 31, 2022	$5,831,678	$—	$5,831,678
June 30, 2022	$1,512,449	$—	$1,512,449
Hussman Strategic Allocation Fund
December 31, 2022	$1,998,527	$2,045,456	$4,043,983
June 30, 2022	$706,103	$—	$706,103
Hussman Strategic Total Return Fund
December 31, 2022	$2,568,709	$—	$2,568,709
June 30, 2022	$4,528,047	$—	$4,528,047
Hussman Strategic International Fund
December 31, 2022	$230,582	$—	$230,582
June 30, 2022	$—	$—	$—

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

82

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings (accumulated deficit) as of December 31, 2022 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized depreciation	$(43,797,770)	$(2,063,018)	$(12,247,040)	$(2,066,204)
Accumulated ordinary income	924,390	6,511	204,582	56,898
Capital loss carryforwards	(769,564,237)	—	(38,634,299)	(13,832,876)
Other losses	(27,389,396)	(509,210)	(7,400,701)	(377,429)
Other temporary differences	(752,550)	(2,078)	(73,221)	(2,818)
Total accumulated deficit	$(840,579,563)	$(2,567,795)	$(58,150,679)	$(16,222,429)

83

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2022:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments and money market funds	$586,353,868	$27,090,858	$237,051,743	$15,604,724
Gross unrealized appreciation	$38,262,636	$1,362,940	$5,544,209	$660,231
Gross unrealized depreciation	(82,060,406)	(3,425,958)	(17,791,249)	(2,726,435)
Net unrealized depreciation	$(43,797,770)	$(2,063,018)	$(12,247,040)	$(2,066,204)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships, passive foreign investment companies and grantor trusts.

As of June 30, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term capital loss carryforwards	$502,024,980	$—	$38,085,031	$13,832,876
Long-term capital loss carryforwards	267,539,257	—	549,268	—
Total	$769,564,237	$—	$38,634,299	$13,832,876

These capital loss carryforwards, which do not expire, may be utilized by the Funds in the current and future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$213,872,381	$6,843,388	$18,546,838	$2,077,620
Proceeds from sales and maturities of investment securities	$197,065,819	$6,826,635	$28,743,543	$1,854,216

During the six months ended December 31, 2022, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$—	$1,104,179	$22,855,887	$—
Proceeds from sales and maturities of investment securities	$—	$1,307,280	$48,841,100	$—

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion.

The Adviser has contractually agreed that, until November 1, 2023, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. During the six months ended December 31, 2022, the Adviser waived advisory fees in the amount of $89,043, $37,659 and $67,119 with respect to Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively. Additionally, during the six months ended December 31, 2022, the Adviser absorbed operating expenses of $13,935 and $61,639 with respect to Hussman Strategic Allocation Fund and Hussman Strategic International Fund, respectively. During the six months ended December 31, 2022, Hussman Strategic Growth Fund did not waive any advisory fees.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of December 31, 2022, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund is $276,245, $604,113, $98,766 and $666,333, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2023	June 30, 2024	June 30, 2025	December 31, 2025	Total
Hussman Strategic Growth Fund	$150,241	$126,004	$—	$—	$276,245
Hussman Strategic Allocation Fund	$119,841	$209,679	$171,615	$102,978	$604,113
Hussman Strategic Total Return Fund	$50,854	$—	$10,253	$37,659	$98,766
Hussman Strategic International Fund	$110,367	$228,170	$199,038	$128,758	$666,333

During the six months ended December 31, 2022, Hussman Strategic Growth Fund recovered $7,230 of past advisory fees waived.

The Adviser may agree to continue after November 1, 2023 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During six months ended December 31, 2022, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $106,577, $5,143, $46,546 and $9,199, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Principal Holder of Fund Shares

As of December 31, 2022, an officer of the Adviser owned of record 36.2% of the outstanding shares of Hussman Strategic Allocation Fund and an affiliate of the Adviser and an officer of the Adviser owned of record 26.7% and 22.8%, respectively, of the outstanding shares of Hussman Strategic International Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2022*
Index put options purchased	Equity	Investments in securities at value	$12,330,300	$—	$527,518,467
Index call options purchased	Equity	Investments in securities at value	—	—	90,961,917
Index call options written	Equity	Written call options, at value	—	(190,452,050)	(516,370,017)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the six months.

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2022*
Index put options purchased	Equity	Investments in securities at value	$288,675	$—	$17,173,746
Index call options written	Equity	Written call options, at value	—	(1,658,566)	(17,070,829)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the six months.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic International Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2022*
Index put options purchased	Equity	Investments in securities at value	$92,328	$—	$4,557,745
Futures contracts sold short**	Equity	Variation margin payable	$—	$(119,815)	$(7,635,196)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the six months.
**

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current variation margin is reported on the Statements of Assets and Liabilities.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund during the six months ended December 31, 2022 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(12,391,327)	Net change in unrealized appreciation (depreciation) on investments	$(5,602,204)
Index call options purchased	Equity	Net realized gains (losses) from investments	(2,999,443)	Net change in unrealized appreciation (depreciation) on investments	—
Index call options written	Equity	Net realized gains (losses) from written option contracts	(7,815,911)	Net change in unrealized appreciation (depreciation) on written option contracts	(6,370,013)

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(871,022)	Net change in unrealized appreciation (depreciation) on investments	$38,231
Index call options written	Equity	Net realized gains (losses) from written option contracts	547,008	Net change in unrealized appreciation (depreciation) on written option contracts	(203,621)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(55,265)	Net change in unrealized appreciation (depreciation) on investments	$61,684
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	$(173,565)	Net change in unrealized appreciation (depreciation) on futures contracts	$(159,587)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2022.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with

91

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of December 31, 2022 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(190,452,050)	$—	$(190,452,050)	$155,999,700	$(34,452,350)
Total subject to a master netting or similar arrangement	$(190,452,050)	$—	$(190,452,050)	$155,999,700	$(34,452,350)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(1,658,566)	$—	$(1,658,566)	$1,388,810	$(269,756)
Total subject to a master netting or similar arrangement	$(1,658,566)	$—	$(1,658,566)	$1,388,810	$(269,756)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin receivable - futures contracts	$71,266	$—	$71,266	$—	$71,266
Total subject to a master netting or similar arrangement	$71,266	$—	$71,266	$—	$71,266

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented in the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of December 31, 2022, Hussman Strategic Growth Fund had 32.1% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2022, Hussman Strategic Growth Fund had 23.6% of the value of its net assets invested in stocks within the Technology sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about

94

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of December 31, 2022, Hussman Strategic International Fund had 22.9% of the value of its common stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the six months ended December 31, 2022, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2022 (Unaudited)

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at the Prime Rate, currently 7.50% as of December 31, 2022. During the six months ended December 31, 2022, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund did not borrow under their line of credit. Hussman Strategic Allocation Fund and Hussman Strategic International Fund currently do not have bank lines of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

96

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2022 – December 31, 2022).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2022, annualized, after fee waivers and expense reimbursements. Actual expenses of the Funds in future periods may differ. The calculations assume no

97

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,016.60	1.13%	$ 5.74
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.51	1.13%	$ 5.75
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,033.90	1.25%	$ 6.41
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 979.80	0.75%	$ 3.74
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.42	0.75%	$ 3.82
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,003.80	2.00%	$ 10.10
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

Each Fund files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to each Fund’s Form N-PORT. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.hussmanfunds.com.

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Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

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Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW
Suite 800
Washington, DC 20005

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Hussman-SAR-22

(b)	Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed under Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	March 2, 2023

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 2, 2023

*	Print the name and title of each signing officer under his or her signature.